UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Gregory F. Niland

Capital Income Builder

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Income Builder® Annual report for the year ended October 31, 2020

Seeking
income growth
opportunities from
around the world

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–6.29%	3.97%	5.31%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the prospectus dated January 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.64%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

37	Financial statements

62	Board of trustees and other officers

Fellow investors:

Global equity markets were volatile over Capital Income Builder’s fiscal year, rocked by the COVID-19 pandemic. Dividend-paying stocks lagged, as investors flocked to lower and non-yielding areas of the market like information technology. For the 12 months ended October 31, 2020, the fund experienced a total return of –4.55%, with all dividends reinvested. By way of comparison, the fund, which invests in a mix of stocks and bonds, trailed the 5.82% gain of the 70%/30% MSCI ACWI (All Country World Index)/Bloomberg Barclays U.S. Aggregate Index, the fund’s new primary benchmark. The blended index, which measures the returns of global stock markets and the U.S. fixed income market, will become the fund’s primary benchmark effective January 1, 2021. Meanwhile, Bloomberg Barclays U.S. Aggregate Index, a broad measure of U.S. fixed income markets, advanced 6.19%. The MSCI ACWI, a measure of returns for stock markets in more than 40 countries, gained 4.89%.

Dividend income

The fund paid regular dividends of 50 cents a share in December 2019 and again in March, June and September of 2020. In addition, a special dividend of 8.5 cents a share was paid in December 2019. The fund strives to grow its dividend and provide a special dividend each fiscal year, though its ability to do so is dependent on market conditions. Prudence guides distribution decisions, as the fund strives to grow income while carefully managing risk. In pursuit of its income objective, Capital Income Builder (CIB) recorded a 12-month yield of 3.65%, greater than that of the MSCI ACWI (2.09%), and the Bloomberg Barclays U.S. Aggregate Index (1.24%).

Results at a glance

For periods ended October 31, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 7/30/87)

Capital Income Builder (Class A shares)	–4.55%	3.52%	5.39%	8.51%
70%/30% MSCI ACWI/Bloomberg Barclays Index[1,2,3]	5.82	7.13	6.80	7.07
MSCI ACWI (All Country World Index)[1,2]	4.89	8.11	7.90	6.95
Bloomberg Barclays U.S. Aggregate Index[2]	6.19	4.08	3.55	6.28

[1]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Sources: MSCI, Bloomberg Index Services Ltd.
[3]	The 70%/30% MSCI ACWI/Bloomberg Barclays Index blends the MSCI ACWI with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the fund’s primary benchmark will become the 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index.

Capital Income Builder	1

Markets were volatile

World equity markets experienced high levels of volatility amid a severe outbreak of the new coronavirus that brought the global economy to a virtual standstill. The pandemic triggered lockdowns in nearly all countries as authorities struggled to halt the spread of the virus and treat large numbers of patients. Markets plummeted in February and March as populations sheltered in place and economic activity declined sharply. A decade-long bull market in U.S. equities came to an end as the widening pandemic sparked the worst global recession since 2008.

Governments worldwide responded with massive fiscal and monetary stimulus measures, including trillions of dollars in direct aid to companies and workers impacted by the crisis. In the U.S. alone, lawmakers approved a $2.2 trillion stimulus bill known as the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Central banks around the world responded by aggressively cutting interest rates and dramatically expanding their bond-buying stimulus programs. The U.S. Federal Reserve lowered its key policy rate to near zero, and the European Central Bank maintained its negative interest rate policy. Government bond markets rallied amid safe-haven buying.

Reacting to the torrent of stimulus, markets rebounded in late March and April, turning the fastest bear market in history into the quickest recovery on record. Led by a ferocious rally in technology and consumer tech stocks, Standard & Poor’s 500 Index soared 61% between March 23 and September 2 — surpassing the record highs reached before the start of the pandemic. The MSCI ACWI rose 56% over the same period. Economic activity slowly picked up as businesses reopened and people adapted to new guidelines affecting work, commerce and recreation. Near the end of the 12-month period, market gains were tempered by a second wave of COVID-19 outbreaks in the U.S., Europe and elsewhere, as well as investor unease ahead of the U.S. presidential election.

Higher yielding sectors lagged

Growth stocks, especially FAANG (Facebook, Amazon, Apple, Netflix and Google parent Alphabet), led the market. Digitally focused firms, which generally don’t pay dividends, were among the best performers, rallying as millions of home-bound customers switched to online services for food, entertainment and other basic needs.

Information technology stocks enjoyed the largest gains, led by semiconductor companies (such as Taiwan Semiconductor) and digital payment processors (such as PayPal). Companies that provide cloud-computing services (like Microsoft) also soared as thousands of corporations moved en masse to enable employees to work from home. Consumer discretionary stocks rose sharply, as a surge in global e-commerce benefited online retailers (such as Amazon and Alibaba). During the fiscal year, dividend-paying technology stocks, including Microsoft, Taiwan Semiconductor and Broadcom, were held in CIB’s portfolio.

Health care stocks climbed amid a frantic race to develop remedies and a vaccine for COVID-19. Health care holdings in CIB included Pfizer, Amgen, Gilead Sciences and Novartis as of fiscal year-end.

In contrast, more dividend-oriented areas of the market like consumer staples, energy, financials and utilities firms lagged. Energy stocks sank as global demand for oil and gas plummeted. Financial stocks were hurt by ultralow interest rates and a global economy in recession. Real estate stocks (real estate investment trusts, or REITs) declined on investor worries about the viability of the commercial real estate industry in a recession. However, telecommunications tower and data center REITs — some of which were held by CIB over the period — benefited from the work-from-home trend and the movement to 5G networks.

Between February 19 and March 23, global stocks experienced one of the worst drawdowns in recent history. Over this period, the highest yielding quintile of stocks in the MSCI ACWI lagged the broader market. However, the second-highest quintile outpaced the broader market, thereby providing some downside resilience.

Inside the portfolio

The fund seeks to provide a degree of resilience in down markets, partially through its liquid and defensive bond portfolio. During the aforementioned drawdown, from February 19 to March 23, the fund lost 25.14% versus the MSCI ACWI’s 33.64% decline over the same period. The equity portfolio’s dividend focus also strives to provide some downside resilience. In March, CIB’s managers sought to take advantage of the market turmoil by increasing the amount of equity in the portfolio.

As of October 31, the financials sector comprised the largest share of the fund’s equity holdings, accounting for 10.80% of net assets, followed by utilities (9.85%) and health care (9.36%). Investments in U.S. equities represented 38.67% of the fund’s net assets followed by the United Kingdom at 7.84%. Equities comprised 71.53% of the portfolio, while 25.21% was invested in fixed income.

In share-price terms, five of the 10 largest equity holdings in the fund gained over the period. Broadcom, the largest equity holding, rose during the period thanks to ongoing demand for semiconductors amid a resurgence of PC and laptop sales as millions adapted to the work-from-home environment. The company is also a beneficiary of

2	Capital Income Builder

Apple’s new iPhone 12 lineup, which features the company’s wireless connectivity chips. Some managers believe that Broadcom remains well positioned for edge computing going forward.

Crown Castle International was another highlight, rising 12.5% over the period. The real estate investment trust is a provider of shared wireless communication towers infrastructure in the United States and has been benefiting from the rollout of 5G cellular networks. On October 21, the company reported better-than-expected earnings and announced an 11% increase to its annualized dividend to $5.32 per share.

Microsoft advanced 41.2%. The company reported that sales in the fiscal third quarter grew 15%, largely due to its cloud-computing business. The firm said that usage of its video conferencing Teams app surged due to the work-from-home environment. In September, the company declared a quarterly dividend of 56 cents a share, a 10% increase over the prior quarter.

Tobacco maker Philip Morris International, the second-largest non-cash holding at period-end, declined 12.8% due in part to concerns over inventories. This came despite good earnings and strong organic sales growth thanks in part to the rollout of the IQOS smokeless tobacco system. On September 9, the company increased its quarterly dividend by 2.6% and has been growing its dividend at an 8.3% compound annual growth rate since the company went public in 2008.

Looking ahead

Even before the COVID-19 outbreak, the outlook for global equity markets was clouded by trade uncertainty, rising political risk and slowing economic growth in major developed markets. In many ways, the virus has exacerbated those issues through a further deterioration in U.S.-China relations, ongoing political divisiveness and a worldwide economic downturn from which it could take years to recover. Given these challenges, our outlook for 2021 and beyond remains cautious, although CIB’s portfolio is positioned somewhat for an economic recovery.

As we head into a new year, we expect a volatile investment and economic environment, dominated by the search for and the eventual deployment of an effective vaccine. In addition, the new U.S. president will be faced with the daunting task of uniting a bitterly divided nation while continuing to navigate increasingly choppy global trade waters. The virus has underscored an urgent need for global cooperation, but rising geopolitical tensions and growing nationalist sentiments are threatening to undermine that goal.

The environment for dividends has become challenging given the pandemic. While the fund seeks to anticipate and avoid dividend cuts and suspensions due to excess leverage and economic duress, what has been less anticipated is the degree to which ethical and social considerations are influencing dividend policy in a wide range of industries. In addition, with the Fed’s unlimited bond purchasing program, we are gauging the aftereffects of corporate leverage on dividend sustainability as it relates to credit rating, interest and principal coverage. The bottom line is that not all dividends are treated equal. We believe there is strong merit in active management of equity-income funds, where a lot of effort is spent assessing dividend sustainability as it relates to growth, leverage and the regulatory environment. The growth component can counter inflation and potentially help with reducing leverage, while dividends can provide some downside resilience when paired with a healthy balance sheet.

Against this backdrop, we remain loyal to the fund’s objective and optimistic about dividend-paying companies with growing dividends that we have selected for this portfolio through fundamental, bottom-up security selection. We believe well-managed companies with healthy balance sheets are ideally positioned to navigate turbulent times and come out stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of volatile markets and invest in dividend compounders that we think will prosper over a period of years. The world is facing a global shortage of safe income, with a large share of outstanding global sovereign debt trading at negative yields. We believe that dividend compounders with healthy free cash flow and balance sheets represent good long-term investments.

We thank you for your commitment to Capital Income Builder, and we look forward to reporting to you again in six months.

Sincerely,

David A. Hoag
Co-President

Winnie Kwan
Co-President

Steven T. Watson
Co-President

December 9, 2020

For current information about the fund, visit capitalgroup.com.

Capital Income Builder	3

The value of a long-term perspective

$160,000
140,000
120,000
90,000
60,000
30,000
10,000
0
Year ended October 31
1987[5]
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2020)*

	1 year	5 years	10 years
Class A shares	–10.04%	2.30%	4.77%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	The 70%/30% MSCI ACWI/Bloomberg Barclays Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.

4	Capital Income Builder

How a hypothetical $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime, Capital Income Builder has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results.

Capital Income Builder	5

Investment portfolio October 31, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	62.02%
United Kingdom	8.27
Eurozone*	8.12
Canada	4.77
Switzerland	3.13
Hong Kong	2.36
China	1.79
Taiwan	1.68
Japan	1.30
Other countries	3.30
Short-term securities & other assets less liabilities	3.26
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 69.91%	Shares	Value (000)
Financials 10.79%
Zurich Insurance Group AG1	2,942,636	$974,392
JPMorgan Chase & Co.	7,195,520	705,449
Münchener Rückversicherungs-Gesellschaft AG1	2,777,255	649,952
Toronto-Dominion Bank (CAD denominated)[2]	13,964,320	616,094
Truist Financial Corp.	13,962,775	588,112
CME Group Inc., Class A	3,864,879	582,515
Ping An Insurance (Group) Company of China, Ltd., Class H1	48,753,000	500,492
Ping An Insurance (Group) Company of China, Ltd., Class A1	6,398,527	74,657
Hong Kong Exchanges and Clearing Ltd.[1]	10,164,790	487,546
DBS Group Holdings Ltd.[1]	25,752,523	383,592
Power Corp. of Canada, subordinate voting shares	19,100,000	363,707
PNC Financial Services Group, Inc.	3,247,100	363,286
Great-West Lifeco Inc. (CAD denominated)	16,742,000	341,173
State Street Corp.	5,327,707	313,802
Principal Financial Group, Inc.	7,619,000	298,817
Citizens Financial Group, Inc.	9,423,847	256,800
Royal Bank of Canada[2]	3,300,000	230,750
China Pacific Insurance (Group) Co., Ltd., Class H1	72,331,600	225,510
BOC Hong Kong (Holdings) Ltd.[1]	74,824,000	207,630
American International Group, Inc.	6,129,500	193,018
KeyCorp	14,234,110	184,759
Travelers Companies, Inc.	1,256,150	151,630
Moscow Exchange MICEX-RTS PJSC[1]	83,512,481	140,932
East West Bancorp, Inc.	3,836,500	139,955
Sberbank of Russia PJSC (ADR)[1]	11,636,703	117,593
National Bank of Canada (Canada)	2,053,000	98,528
Banca Mediolanum SpA[1]	12,273,298	83,830
PICC Property and Casualty Co. Ltd., Class H1	110,000,000	74,583
BNP Paribas SA1,3	2,008,900	70,438
Everest Re Group, Ltd.	327,827	64,608
The Blackstone Group Inc., Class A	1,194,600	60,232
AIA Group Ltd.[1]	6,322,600	59,630
Bank of Montreal[2]	886,935	52,811
Marsh & McLennan Companies, Inc.	476,909	49,341
QBE Insurance Group Ltd.[1]	8,413,846	49,028
Intesa Sanpaolo SpA[1,3]	27,782,200	46,091
China Merchants Bank Co., Ltd., Class H1	8,800,000	45,783
B3 SA - Brasil, Bolsa, Balcao	4,979,046	44,298
Banco Santander, SA1,3	21,391,000	42,827
DNB ASA[1,3]	2,767,500	37,387
Euronext NV1	312,150	32,571

6	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Wells Fargo & Company	904,400	$19,399
Sampo Oyj, Class A1	345,171	13,030
UBS Group AG1	830,831	9,634
		10,046,212

Utilities 9.18%
Dominion Energy, Inc.	16,490,656	1,324,859
E.ON SE1	118,404,200	1,234,808
Iberdrola, SA, non-registered shares[1]	81,801,771	965,003
National Grid PLC[1]	80,560,925	958,863
Duke Energy Corp.	6,356,900	585,534
Enel SpA[1]	66,877,745	532,638
SSE PLC[1]	24,893,532	404,842
DTE Energy Company	3,218,000	397,166
Consolidated Edison, Inc.	4,442,800	348,715
EDP - Energias de Portugal, SA1	69,115,080	340,185
Southern Co.	4,500,000	258,525
Exelon Corp.	5,457,276	217,691
Naturgy Energy Group, SA1	9,000,000	166,634
Public Service Enterprise Group Inc.	2,000,000	116,300
AES Corp.	4,752,450	92,673
Power Assets Holdings Ltd.[1]	12,780,001	65,716
Power Grid Corp. of India Ltd.[1]	28,071,708	64,741
China Gas Holdings Ltd.[1]	20,716,600	63,482
Centrica PLC[1,3]	129,403,013	62,358
Infratil Ltd.[1]	16,859,895	60,404
ENGIE SA, bonus dividend[1,3]	3,736,041	45,287
ENGIE SA, bonus shares[1,3]	82,583	1,001
Endesa, SA1	1,594,223	42,735
Keppel Infrastructure Trust[1]	98,702,941	39,564
CLP Holdings Ltd.[1]	4,290,000	39,467
Sempra Energy	307,900	38,598
Ratch Group PCL, foreign registered[1]	21,810,000	32,566
Guangdong Investment Ltd.[1]	21,446,000	31,765
NextEra Energy, Inc.	128,036	9,374
		8,541,494

Health care 9.12%
Amgen Inc.	7,523,558	1,632,161
AbbVie Inc.	18,370,000	1,563,287
Gilead Sciences, Inc.	26,673,792	1,551,081
GlaxoSmithKline PLC[1]	83,417,550	1,391,756
Novartis AG1	12,203,123	952,406
Merck & Co., Inc.	4,965,727	373,472
AstraZeneca PLC[1]	3,438,293	346,089
Abbott Laboratories	2,209,400	232,230
Roche Holding AG, nonvoting, non-registered shares[1]	719,728	231,044
Royalty Pharma PLC, Class A	3,217,352	118,077
Eli Lilly and Company	551,725	71,978
UnitedHealth Group Inc.	73,937	22,561
		8,486,142

Consumer staples 8.68%
Philip Morris International Inc.	29,302,172	2,081,040
British American Tobacco PLC[1]	35,756,073	1,136,039
British American Tobacco PLC (ADR)	5,536,364	176,499
General Mills, Inc.	10,072,395	595,480
Coca-Cola Company	12,290,937	590,702
Altria Group, Inc.	14,782,430	533,350
Nestlé SA1	4,569,778	513,430
Unilever PLC[1]	8,523,373	486,003
Imperial Brands PLC[1]	19,337,653	306,761
Carlsberg A/S, Class B1	2,024,390	256,376
Danone SA1	4,525,781	250,150
Procter & Gamble Company	1,345,951	184,530
Kraft Heinz Company	5,182,637	158,537
Kimberly-Clark Corp.	1,000,000	132,590
Anheuser-Busch InBev SA/NV1	2,456,583	127,569

Capital Income Builder	7

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
ITC Ltd.[1]	54,810,100	$122,006
Japan Tobacco Inc.[1]	5,946,900	112,461
Reckitt Benckiser Group PLC[1]	1,267,039	111,645
Vector Group Ltd.[4]	9,625,518	88,459
PepsiCo, Inc.	336,036	44,790
Kirin Holdings Company, Ltd.[1]	2,077,500	37,513
Convenience Retail Asia Ltd.[1,4]	51,330,000	28,843
Treasury Wine Estates Ltd.[1]	1,171,841	7,561
		8,082,334

Information technology 8.56%
Broadcom Inc.	7,980,744	2,790,308
Microsoft Corp.	7,774,778	1,574,159
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	67,130,156	1,013,129
Intel Corp.	7,899,010	349,768
International Business Machines Corp.	2,827,619	315,732
QUALCOMM Inc.	2,136,977	263,617
Vanguard International Semiconductor Corp.[1]	80,194,249	262,101
Western Union Company	11,946,000	232,230
Paychex, Inc.	2,822,681	232,166
NetApp, Inc.	4,864,339	213,496
KLA Corp.	784,757	154,738
Globalwafers Co., Ltd.[1]	10,565,000	153,686
Delta Electronics, Inc.[1]	20,417,000	135,502
Apple Inc.	1,059,000	115,283
Texas Instruments Inc.	567,973	82,123
Tokyo Electron Ltd.[1]	219,200	58,750
VTech Holdings Ltd.[1]	4,033,400	26,806
		7,973,594

Real estate 5.82%
Crown Castle International Corp. REIT	11,781,829	1,840,322
Digital Realty Trust, Inc. REIT	5,407,190	780,257
Link Real Estate Investment Trust REIT[1]	49,039,800	374,477
VICI Properties Inc. REIT	15,822,601	363,129
CK Asset Holdings Ltd.[1]	64,766,780	300,087
Gaming and Leisure Properties, Inc. REIT	7,016,413	255,047
Federal Realty Investment Trust REIT	3,000,000	206,340
Longfor Group Holdings Ltd.[1]	37,415,000	204,824
TAG Immobilien AG1	6,482,660	191,036
Charter Hall Group REIT[1]	15,312,560	133,396
American Tower Corp. REIT	441,733	101,444
Equity Residential REIT	1,983,000	93,161
Essex Property Trust, Inc. REIT	433,000	88,587
Americold Realty Trust REIT	2,383,000	86,336
Mindspace Business Parks REIT[1,3]	10,522,400	43,297
Mindspace Business Parks REIT[1,3,5]	10,969,200	42,879
Sun Hung Kai Properties Ltd.[1]	5,855,353	75,079
China Overseas Land & Investment Ltd.[1]	20,947,000	52,448
Embassy Office Parks REIT[1]	10,629,600	49,394
Nexity SA, Class A, non-registered shares[1]	1,232,151	34,615
MGM Growth Properties LLC REIT, Class A	1,192,000	31,528
China Resources Land Ltd.[1]	6,772,000	27,582
Ventas, Inc. REIT	651,161	25,701
AvalonBay Communities, Inc. REIT	122,468	17,039
		5,418,005

Communication services 5.03%
Verizon Communications Inc.	15,829,836	902,142
BCE Inc. (CAD denominated)[2]	17,443,900	701,003
Koninklijke KPN NV1	180,094,888	486,759
Comcast Corp., Class A	11,219,865	473,927
SoftBank Corp.[1]	37,609,648	436,638
HKT Trust and HKT Ltd., units[1]	270,505,060	349,960
Nippon Telegraph and Telephone Corp.[1]	15,449,200	326,207
Vodafone Group PLC[1]	186,817,123	249,554
AT&T Inc.	5,552,810	150,037
TELUS Corp.	6,762,977	115,635

8	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Euskaltel, SA, non-registered shares[1,4]	11,611,000	$110,494
HKBN Ltd.[1]	43,715,000	75,612
ITV PLC[1,3]	71,158,812	66,785
KT Corp. (ADR)	6,318,600	60,785
Singapore Telecommunications Ltd.[1]	30,154,228	44,880
ProSiebenSat.1 Media SE1,3	3,562,000	39,897
Bharti Infratel Ltd.[1]	15,196,267	38,129
Lumen Technologies, Inc.	3,500,000	30,170
Zegona Communications PLC[1,4]	14,394,740	20,137
Cumulus Media Inc., Class A2,3	33,691	170
		4,678,921

Industrials 4.30%
United Parcel Service, Inc., Class B	4,773,000	749,886
Raytheon Technologies Corp.	12,976,470	704,882
Deutsche Post AG1	7,739,400	343,003
Singapore Technologies Engineering Ltd[1]	108,134,000	277,169
VINCI SA1	3,345,172	264,709
BOC Aviation Ltd.[1,4]	35,690,470	221,438
Caterpillar Inc.	1,397,482	219,475
Trinity Industries, Inc.[4]	7,712,016	145,294
BAE Systems PLC[1]	27,276,535	140,320
Union Pacific Corp.	767,217	135,943
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1,4]	7,355,225	124,054
Stanley Black & Decker, Inc.	685,760	113,973
RELX PLC[1]	4,914,039	97,264
ABB Ltd[1]	3,494,705	84,742
Lockheed Martin Corp.	200,917	70,347
ComfortDelGro Corp., Ltd.[1]	60,824,022	60,225
Cummins Inc.	272,000	59,810
CCR SA, ordinary nominative	30,535,100	59,389
ALD SA1	4,942,514	53,315
General Dynamics Corp.	224,400	29,470
Melrose Industries PLC[1,3]	18,809,400	29,174
Honeywell International Inc.	112,209	18,509
		4,002,391

Energy 3.93%
TC Energy Corp. (CAD denominated)	15,799,104	621,861
TC Energy Corp.	4,786,599	188,879
Chevron Corp.	11,143,268	774,457
Enbridge Inc. (CAD denominated)	18,668,906	514,400
Exxon Mobil Corp.	9,643,000	314,555
Canadian Natural Resources, Ltd. (CAD denominated)	16,777,000	266,961
Total SE1	7,729,260	234,064
BP PLC[1]	87,329,226	223,345
EOG Resources, Inc.	4,138,141	141,690
Equitrans Midstream Corp.	18,930,300	137,434
ConocoPhillips	4,596,957	131,565
Royal Dutch Shell PLC, Class B1	7,355,669	88,716
Royal Dutch Shell PLC, Class B (ADR)	738,100	17,825
Tribune Resources, LLC[1,3,6]	209,689	189
		3,655,941

Materials 3.25%
Dow Inc.	13,934,613	633,886
Rio Tinto PLC[1]	9,062,182	513,544
BHP Group PLC[1]	24,182,024	469,322
LyondellBasell Industries NV	5,129,262	351,098
Evonik Industries AG1	7,045,191	170,315
Fortescue Metals Group Ltd.[1]	10,000,000	122,611
Nutrien Ltd.	2,916,617	118,648
Vale SA, ordinary nominative (ADR)	8,310,000	87,836
Vale SA, ordinary nominative	1,304,400	13,765
Asahi Kasei Corp.[1]	11,644,700	101,134
BASF SE1	1,672,500	91,713
Amcor PLC (CDI)[1]	8,637,533	90,011
Celanese Corp.	626,214	71,082

Capital Income Builder	9

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Givaudan SA1	14,615	$59,486
CRH PLC[1]	906,610	31,833
Linde PLC	130,600	28,776
Nexa Resources SA2	4,624,901	27,981
WestRock Co.	662,600	24,881
Air Products and Chemicals, Inc.	64,510	17,820
		3,025,742

Consumer discretionary 1.25%
McDonald’s Corp.	1,000,000	213,000
Kaspi.kz JSC[1,3,5]	4,035,758	173,336
Kering SA1	260,004	157,303
Hasbro, Inc.	1,697,069	140,381
Home Depot, Inc.	409,500	109,218
Sands China Ltd.[1]	27,532,530	96,498
Gree Electric Appliances, Inc. of Zhuhai, Class A1	10,470,625	91,733
LVMH Moët Hennessy-Louis Vuitton SE1	141,918	66,628
Starbucks Corp.	563,000	48,958
Industria de Diseño Textil, SA1	1,126,539	27,876
Cie. Financière Richemont SA, Class A1	342,235	21,437
VF Corp.	278,784	18,734
		1,165,102

Total common stocks (cost: $59,099,884,000)		65,075,878

Preferred securities 0.14%

Information technology 0.13%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	2,746,664	121,870

Financials 0.01%
CoBank, ACB, Class E, noncumulative, preferred shares[5]	13,000	8,255

Total preferred securities (cost: $116,193,000)		130,125

Rights & warrants 0.00%

Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[1,3,6]	196,789	—	[7]
Tribune Resources, LLC, Class B, warrants, expire 2023[1,3,6]	153,058	—	[7]
Tribune Resources, LLC, Class C, warrants, expire 2023[1,3,6]	46,500	—
Total rights & warrants (cost: $28,000)		—	[7]

Convertible stocks 1.48%

Utilities 0.67%
Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	1,725,000	176,485
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	3,000,000	171,000
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	1,575,300	163,610
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	1,500,000	80,310
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	648,900	34,645
		626,050

Information technology 0.43%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	337,048	401,084

Health care 0.25%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	171,750	229,156

Industrials 0.11%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	749,200	78,201
Stanley Black & Decker, Inc., Series C, 5.00% cumulative, convertible preferred shares	18,132	21,722
		99,923

10	Capital Income Builder

Convertible stocks (continued)	Shares		Value (000)
Consumer discretionary 0.02%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	197,211		$23,744
Total convertible stocks (cost: $1,211,207,000)			1,379,957

Convertible bonds & notes 0.06%	Principal amount (000)
Consumer discretionary 0.06%
Carnival Corp., convertible notes, 5.75% 2023[5]	$11,153		17,382
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[5]	40,000		41,638
Total convertible bonds & notes (cost: $51,499,000)			59,020

Bonds, notes & other debt instruments 25.15%
U.S. Treasury bonds & notes 8.55%
U.S. Treasury 7.43%
U.S. Treasury 2.25% 2021	42,570		43,246
U.S. Treasury 3.125% 2021	75,000		76,211
U.S. Treasury 3.625% 2021	31,600		31,920
U.S. Treasury 8.00% 2021[8]	337,500		364,951
U.S. Treasury 8.125% 2021	124,000		131,803
U.S. Treasury 7.25% 2022	182,500		205,612
U.S. Treasury 7.625% 2022	39,700		45,739
U.S. Treasury 2.75% 2023	127,520		135,687
U.S. Treasury 6.25% 2023	350,000		409,035
U.S. Treasury 7.125% 2023	299,800		347,487
U.S. Treasury 2.00% 2024	300,000		318,350
U.S. Treasury 2.125% 2024	6,000		6,431
U.S. Treasury 7.50% 2024[8]	331,274		427,603
U.S. Treasury 0.25% 2025	21,765		21,632
U.S. Treasury 0.25% 2025	—	[7]	—	[7]
U.S. Treasury 2.625% 2025	4,775		5,317
U.S. Treasury 2.75% 2025	100,000		110,454
U.S. Treasury 2.875% 2025	150,000		167,016
U.S. Treasury 2.875% 2025	100,000		111,824
U.S. Treasury 6.875% 2025	145,145		189,947
U.S. Treasury 7.625% 2025	250,000		328,037
U.S. Treasury 1.625% 2026	2,455		2,614
U.S. Treasury 1.75% 2026	1,833		1,967
U.S. Treasury 1.875% 2026	1,132		1,220
U.S. Treasury 6.00% 2026	206,000		266,115
U.S. Treasury 6.50% 2026	178,000		241,496
U.S. Treasury 6.75% 2026	35,000		47,548
U.S. Treasury 2.25% 2027	75		83
U.S. Treasury 6.125% 2027[8]	317,000		437,558
U.S. Treasury 6.375% 2027	85,000		117,791
U.S. Treasury 6.625% 2027	65,000		89,522
U.S. Treasury 2.875% 2028	221,325		257,518
U.S. Treasury 3.125% 2028	192		228
U.S. Treasury 5.25% 2028	89,000		120,675
U.S. Treasury 5.50% 2028	140,000		191,193
U.S. Treasury 5.25% 2029	25,000		34,119
U.S. Treasury 6.125% 2029	30,000		43,749
U.S. Treasury 0.625% 2030	1,702		1,662
U.S. Treasury 6.25% 2030[8]	193,000		289,771
U.S. Treasury 1.125% 2040	228,288		216,970
U.S. Treasury 2.50% 2046	29,300		34,912
U.S. Treasury 2.875% 2046	20,300		25,890
U.S. Treasury 3.00% 2047[8]	116,000		151,567
U.S. Treasury 2.875% 2049[8]	41,800		53,774
U.S. Treasury 3.00% 2049[8]	228,388		300,273
U.S. Treasury 1.25% 2050[8]	397,506		358,786
U.S. Treasury 1.375% 2050	162,000		150,989
			6,916,292

Capital Income Builder	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 1.12%
U.S. Treasury Inflation-Protected Security 0.625% 2023[9]	$39,236	$40,821
U.S. Treasury Inflation-Protected Security 0.50% 2024[9]	309,138	326,604
U.S. Treasury Inflation-Protected Security 2.375% 2025[9]	137,876	158,845
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	84,995	92,902
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	79,683	87,865
U.S. Treasury Inflation-Protected Security 0.50% 2028[9]	131,703	146,464
U.S. Treasury Inflation-Protected Security 2.125% 2041[9]	878	1,331
U.S. Treasury Inflation-Protected Security 1.00% 2049[9]	139,120	187,115
		1,041,947

Total U.S. Treasury bonds & notes		7,958,239

Corporate bonds, notes & loans 7.99%
Financials 1.20%
ACE Capital Trust II, junior subordinated, 9.70% 2030	7,210	10,597
ACE INA Holdings Inc. 2.30% 2020	815	815
ACE INA Holdings Inc. 2.875% 2022	2,910	3,043
ACE INA Holdings Inc. 3.35% 2026	2,905	3,281
ACE INA Holdings Inc. 4.35% 2045	3,230	4,185
Allstate Corp. 3.85% 2049	5,000	6,034
Ally Financial Inc. 5.75% 2025	2,500	2,844
Ally Financial Inc. 8.00% 2031	1,850	2,558
Ally Financial Inc. 8.00% 2031	1,235	1,687
American International Group, Inc. 4.20% 2028	14,815	17,258
American International Group, Inc. 4.375% 2050	10,310	12,379
AON Corp. 2.20% 2022	5,120	5,304
Australia & New Zealand Banking Group Ltd. 2.625% 2022	15,000	15,542
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[10]	3,025	3,138
Bank of America Corp. 0.81% 2024 (USD-SOFR + 0.74% on 10/24/2023)[10]	14,750	14,770
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[10]	2,662	2,811
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)[10]	7,740	8,381
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[10]	9,420	10,475
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[10]	7,242	8,501
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)[10]	15,275	16,766
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[10]	21,933	21,669
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[10]	38,847	38,423
Bank of America Corp. 2.592% 2031 (USD-SOFR + 2.15% on 4/29/2030)[10]	20,000	20,955
Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[10]	11,410	11,556
Bank of Montreal 4.80% (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.979% on 8/25/2024)[10]	15,566	15,988
Bank of New York Mellon Corp., Series G, junior subordinated, 4.70% (5-year USD-CMT + 4.358% on 09/20/2025)[10]	4,500	4,826
Barclays Bank PLC 4.95% 2047	4,000	5,184
Berkshire Hathaway Finance Corp. 4.20% 2048	18,300	22,940
Berkshire Hathaway Inc. 2.20% 2021	2,500	2,514
BNP Paribas 3.50% 2023[5]	25,000	26,591
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[10]	21,376	23,108
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[10]	18,162	19,518
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[10]	4,127	4,300
Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[10]	12,870	15,269
Cooperatieve Rabobank UA 2.625% 2024[5]	4,450	4,751
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[5,10]	5,000	5,219
Credit Suisse Group AG 3.80% 2023	12,050	12,970
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[5,10]	12,338	14,172
Danske Bank AS 3.875% 2023[5]	9,250	9,951
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[10]	995	1,007
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[10]	1,500	1,516
FS Energy and Power Fund 7.50% 2023[5]	2,980	2,667
Goldman Sachs Group, Inc. 5.75% 2022	7,500	7,985
Goldman Sachs Group, Inc. 1.856% 2023[11]	1,465	1,509
Goldman Sachs Group, Inc. 3.50% 2025	25,571	28,179
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[10]	15,772	17,985
Goldman Sachs Group, Inc. 2.60% 2030	19,282	20,359
Groupe BPCE SA 2.75% 2023[5]	22,675	23,778
Hartford Financial Services Group, Inc. 2.80% 2029	16,705	18,184
Hartford Financial Services Group, Inc. 3.60% 2049	1,818	2,029
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[10]	3,000	3,067
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[10]	12,500	14,441

12	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[10]	$13,250	$14,855
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[10]	2,170	2,157
HSBC Holdings PLC 2.848% 2031[10]	8,923	9,235
Intercontinentalexchange, Inc. 2.65% 2040	2,275	2,289
Intesa Sanpaolo SpA 3.375% 2023[5]	4,100	4,269
Intesa Sanpaolo SpA 5.017% 2024[5]	9,100	9,608
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)[10]	7,560	8,324
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)[10]	9,833	10,352
JPMorgan Chase & Co. 2.005% 2026 (USD-SOFR + 1.585% on 3/13/2025)[10]	20,000	20,765
JPMorgan Chase & Co. 2.083% 2026 (USD-SOFR + 1.85% on 4/22/2025)[10]	5,243	5,488
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[10]	7,650	8,591
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[10]	3,473	4,087
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[10]	25,000	26,379
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[10]	15,000	18,152
JPMorgan Chase & Co., Series I, junior subordinated, 3.684% (3-month USD-LIBOR + 3.47%)[10]	10,416	9,839
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[10]	18,013	19,663
Lloyds Banking Group PLC 4.45% 2025	10,475	11,881
Lloyds Banking Group PLC 4.375% 2028	5,375	6,238
LPL Financial Holdings Inc. 5.75% 2025[5]	1,650	1,708
LPL Financial Holdings Inc. 4.625% 2027[5]	6,275	6,451
Marsh & McLennan Companies, Inc. 4.90% 2049	2,730	3,782
Marsh & McLennan Companies, Inc. 2.25% 2030	6,708	6,981
MetLife, Inc. 4.55% 2030	11,593	14,410
Morgan Stanley 2.50% 2021	15,000	15,158
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[10]	16,250	17,481
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[10]	27,305	29,136
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)[10]	44,269	46,415
MSCI Inc. 4.00% 2029[5]	250	261
MSCI Inc. 3.875% 2031[5]	3,100	3,243
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	715	797
Navient Corp. 6.75% 2026	5,500	5,552
Navient Corp. 5.00% 2027	2,000	1,870
New York Life Global Funding 1.70% 2021[5]	10,000	10,131
New York Life Global Funding 2.25% 2022[5]	3,705	3,826
New York Life Insurance Company 3.75% 2050[5]	7,437	8,288
Prudential Financial, Inc. 4.35% 2050	3,185	3,812
Prudential Financial, Inc. 3.70% 2051	5,495	6,072
QBE Insurance Group Ltd., junior subordinated, 5.875% (UST Yield Curve Rate T Note Constant Maturity 5-year + 5.513 on 5/12/2025)[5,10]	20,000	21,400
Rede D’Or Finance SARL 4.50% 2030[5]	5,600	5,516
Royal Bank of Scotland PLC 3.073% 2028 (UST Yield Curve Rate T Note Constant Maturity 1-year + 2.55% on 5/22/2027)[10]	4,375	4,624
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[10]	4,275	4,930
Springleaf Finance Corp. 6.125% 2024	1,000	1,052
Starwood Property Trust, Inc. 5.00% 2021	2,000	1,995
Travelers Companies, Inc. 4.00% 2047	1,315	1,610
Travelers Companies, Inc. 4.05% 2048	2,753	3,402
Travelers Companies, Inc. 2.55% 2050	859	844
U.S. Bancorp 3.15% 2027	4,000	4,477
UBS Group AG 3.126% 2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[5,10]	6,500	7,137
UniCredit SpA 3.75% 2022[5]	11,970	12,391
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[5,10]	1,900	2,009
Wells Fargo & Company 2.10% 2021	15,000	15,198
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)[10]	12,975	13,642
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[10]	18,824	19,567
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 4/17/2027)[10]	6,950	7,573
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[10]	24,562	25,611
Wells Fargo & Company 5.013% 2051 (3-month USD-LIBOR + 4.24% on 4/4/2050)[10]	2,952	3,989
Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[10]	10,599	10,931
Willis North America Inc. 3.875% 2049	1,944	2,262
		1,120,685

Capital Income Builder	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care 1.12%
Abbott Laboratories 3.40% 2023	$3,702	$4,016
Abbott Laboratories 3.75% 2026	3,549	4,123
AbbVie Inc. 2.30% 2021	1,995	2,012
AbbVie Inc. 5.00% 2021[5]	17,996	18,683
AbbVie Inc. 2.90% 2022	10,000	10,475
AbbVie Inc. 3.45% 2022[5]	3,000	3,106
AbbVie Inc. 3.80% 2025[5]	5,573	6,195
AbbVie Inc. 2.95% 2026[5]	27,523	30,078
AbbVie Inc. 3.20% 2029[5]	40,006	44,191
AbbVie Inc. 4.75% 2045[5]	1,000	1,223
AbbVie Inc. 4.25% 2049[5]	5,285	6,169
Aetna Inc. 2.80% 2023	1,095	1,151
Amgen Inc. 2.45% 2030	20,000	21,100
Amgen Inc. 3.15% 2040	3,515	3,688
Amgen Inc. 3.375% 2050	6,000	6,350
Anthem, Inc. 2.95% 2022	12,000	12,578
Anthem, Inc. 2.375% 2025	6,984	7,412
AstraZeneca PLC 4.00% 2029	19,681	23,367
AstraZeneca PLC 4.375% 2045	2,336	2,999
AstraZeneca PLC 4.375% 2048	567	737
Bayer US Finance II LLC 4.375% 2028[5]	3,000	3,458
Becton, Dickinson and Company 2.894% 2022	2,595	2,685
Becton, Dickinson and Company 3.363% 2024	10,000	10,785
Becton, Dickinson and Company 3.734% 2024	1,504	1,659
Becton, Dickinson and Company 3.70% 2027	11,049	12,512
Boston Scientific Corp. 3.375% 2022	3,150	3,289
Boston Scientific Corp. 2.65% 2030	20,633	21,685
Bristol-Myers Squibb Company 2.90% 2024	19,070	20,597
Bristol-Myers Squibb Company 3.40% 2029	10,719	12,378
Bristol-Myers Squibb Company 4.25% 2049	10,155	12,950
Centene Corp. 4.25% 2027	8,875	9,361
Centene Corp. 3.00% 2030	2,590	2,693
Centene Corp. 3.375% 2030	5,344	5,559
CVS Health Corp. 4.30% 2028	13,670	15,852
CVS Health Corp. 3.75% 2030	3,500	3,970
CVS Health Corp. 5.05% 2048	4,125	5,221
DaVita Inc. 4.625% 2030[5]	3,820	3,888
EMD Finance LLC 2.95% 2022[5]	4,900	5,046
EMD Finance LLC 3.25% 2025[5]	18,845	20,694
Emergent BioSolutions Inc. 3.875% 2028[5]	1,070	1,077
Encompass Health Corp. 4.50% 2028	1,270	1,303
Encompass Health Corp. 4.75% 2030	1,515	1,581
Encompass Health Corp. 4.625% 2031	470	485
Endo International PLC 5.875% 2024[5]	225	226
Gilead Sciences, Inc. 1.65% 2030	2,132	2,106
Gilead Sciences, Inc. 2.80% 2050	3,443	3,289
GlaxoSmithKline PLC 3.375% 2023	25,000	26,871
GlaxoSmithKline PLC 3.875% 2028	266	313
GlaxoSmithKline PLC 3.375% 2029	2,734	3,122
HCA Inc. 4.125% 2029	8,450	9,589
HCA Inc. 5.875% 2029	2,500	2,945
HCA Inc. 5.25% 2049	5,000	6,077
Johnson & Johnson 1.95% 2020	6,680	6,682
Laboratory Corp. of America Holdings 4.70% 2045	6,900	8,755
Mallinckrodt PLC 5.625% 2023[5,12]	3,000	975
Merck & Co., Inc. 4.00% 2049	3,170	3,985
Molina Healthcare, Inc. 4.875% 2025[5]	5,600	5,732
Molina Healthcare, Inc. 4.375% 2028[5]	1,595	1,636
Novartis Capital Corp. 1.75% 2025	7,322	7,661
Novartis Capital Corp. 2.20% 2030	15,469	16,442
Pfizer Inc. 3.20% 2023	25,389	27,373
Pfizer Inc. 3.45% 2029	7,662	8,907
Pfizer Inc. 7.20% 2039	196	324
Pfizer Inc. 4.00% 2049	3,216	4,042
Pfizer Inc. 2.70% 2050	10,148	10,353
Regeneron Pharmaceuticals, Inc. 1.75% 2030	6,853	6,612
Regeneron Pharmaceuticals, Inc. 2.80% 2050	5,416	5,085

14	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Shire PLC 2.40% 2021	$442	$449
Shire PLC 2.875% 2023	9,310	9,881
Shire PLC 3.20% 2026	68,549	76,246
Takeda Pharmaceutical Company, Ltd. 4.40% 2023	29,378	32,615
Takeda Pharmaceutical Company, Ltd. 5.00% 2028	29,962	36,961
Takeda Pharmaceutical Company, Ltd. 2.05% 2030	3,339	3,361
Takeda Pharmaceutical Company, Ltd. 3.025% 2040	1,138	1,169
Takeda Pharmaceutical Company, Ltd. 3.175% 2050	8,259	8,330
Tenet Healthcare Corp. 7.50% 2025[5]	1,500	1,618
Tenet Healthcare Corp. 5.125% 2027[5]	6,000	6,193
Teva Pharmaceutical Finance Co. BV 2.20% 2021	9,457	9,327
Teva Pharmaceutical Finance Co. BV 2.80% 2023	19,620	18,644
Teva Pharmaceutical Finance Co. BV 6.00% 2024	34,087	34,360
Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,500	3,634
Teva Pharmaceutical Finance Co. BV 3.15% 2026	107,950	95,198
Teva Pharmaceutical Finance Co. BV 6.75% 2028	24,805	26,100
Teva Pharmaceutical Finance Co. BV 4.10% 2046	20,859	17,391
Thermo Fisher Scientific Inc. 4.133% 2025	15,365	17,471
Thermo Fisher Scientific Inc. 4.497% 2030	5,627	6,977
UnitedHealth Group Inc. 2.125% 2021	2,000	2,014
UnitedHealth Group Inc. 2.375% 2024	14,639	15,579
UnitedHealth Group Inc. 3.50% 2024	3,485	3,813
UnitedHealth Group Inc. 3.70% 2025	2,180	2,484
UnitedHealth Group Inc. 3.75% 2025	4,090	4,647
UnitedHealth Group Inc. 2.875% 2029	5,945	6,614
UnitedHealth Group Inc. 3.70% 2049	2,760	3,292
UnitedHealth Group Inc. 2.90% 2050	6,428	6,701
Upjohn Inc. 2.70% 2030[5]	8,331	8,608
Upjohn Inc. 3.85% 2040[5]	2,189	2,354
Upjohn Inc. 4.00% 2050[5]	9,512	10,010
Valeant Pharmaceuticals International, Inc. 5.50% 2023[5]	11,840	11,847
Zimmer Holdings, Inc. 3.15% 2022	2,400	2,478
		1,043,849

Energy 1.06%
AI Candelaria (Spain), S.L.U. 7.50% 2028[5]	1,174	1,270
Apache Corp. 4.25% 2030	16,930	14,994
Apache Corp. 5.35% 2049	1,250	1,091
Baker Hughes, a GE Co. 4.486% 2030	3,396	3,855
Baker Hughes, a GE Co. 4.08% 2047	835	825
BP Capital Markets PLC 3.00% 2050	4,142	3,900
Canadian Natural Resources Ltd. 2.95% 2023	10,190	10,567
Canadian Natural Resources Ltd. 3.80% 2024	1,975	2,112
Canadian Natural Resources Ltd. 3.85% 2027	12,548	13,273
Canadian Natural Resources Ltd. 2.95% 2030	3,873	3,798
Canadian Natural Resources Ltd. 4.95% 2047	1,706	1,807
Cenovus Energy Inc. 3.80% 2023	3,060	3,110
Cenovus Energy Inc. 5.25% 2037	2,150	2,100
Cenovus Energy Inc. 5.40% 2047	5,935	5,853
Cheniere Energy Partners, LP 5.25% 2025	2,500	2,547
Cheniere Energy, Inc. 3.70% 2029	5,684	5,958
Chevron Corp. 2.236% 2030	11,086	11,617
Chevron Corp. 3.078% 2050	1,887	1,952
Chevron USA Inc. 0.687% 2025	2,765	2,751
Chevron USA Inc. 2.343% 2050	1,177	1,067
CITGO Petroleum Corp 7.00% 2025[5]	4,900	4,554
Concho Resources Inc. 4.30% 2028	11,145	12,790
Concho Resources Inc. 4.85% 2048	11,238	13,721
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[5,13]	607	182
DCP Midstream Operating LP 5.375% 2025	2,000	2,104
DCP Midstream Operating LP 5.625% 2027	4,000	4,150
Diamond Offshore Drilling, Inc. 4.875% 2043[12]	12,185	853
Diamondback Energy, Inc. 4.75% 2025	3,500	3,823
Enbridge Energy Partners, LP 5.875% 2025	24,860	29,693
Enbridge Energy Partners, LP 5.50% 2040	3,500	4,116
Enbridge Energy Partners, LP 7.375% 2045	25,043	36,306
Endeavor Energy Resources, LP 6.625% 2025[5]	2,850	2,961

Capital Income Builder	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Energy Transfer Operating, LP 5.00% 2050	$6,739	$6,290
Energy Transfer Partners, LP 4.20% 2027	9,400	9,781
Energy Transfer Partners, LP 6.125% 2045	2,295	2,333
Energy Transfer Partners, LP 5.30% 2047	10,825	10,314
Energy Transfer Partners, LP 6.00% 2048	10,700	10,938
Energy Transfer Partners, LP 6.25% 2049	7,363	7,766
Energy Transfer Partners, LP, junior subordinated, 6.25% (3-month USD-LIBOR + 4.028% on 2/15/2023)[10]	7,500	5,043
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 2/15/2028)[10]	5,220	3,715
Enterprise Products Operating LLC 2.80% 2030	377	396
Enterprise Products Operating LLC 4.20% 2050	2,795	2,996
Enterprise Products Operating LLC 3.20% 2052	4,218	3,911
EOG Resources, Inc. 4.375% 2030	1,090	1,283
EOG Resources, Inc. 4.95% 2050	5,574	6,912
EQM Midstream Partners, LP 6.00% 2025[5]	2,500	2,566
EQM Midstream Partners, LP 6.50% 2027[5]	1,255	1,318
EQT Corp. 7.875% 2025	2,000	2,228
EQT Corp. 3.90% 2027	3,020	2,906
EQT Corp. 5.00% 2029	155	155
EQT Corp. 8.75% 2030	15,000	18,656
Equinor ASA 3.625% 2028	13,165	15,229
Equinor ASA 3.25% 2049	7,583	7,773
Equinor ASA 3.70% 2050	3,550	3,944
Exxon Mobil Corp. 2.61% 2030	20,000	21,239
Exxon Mobil Corp. 3.452% 2051	16,993	18,009
Gray Oak Pipeline, LLC 2.60% 2025[5]	1,952	1,952
Harvest Midstream I, LP, 7.50% 2028[5]	3,000	2,985
Jonah Energy LLC 7.25% 2025[5]	2,500	94
Kinder Morgan Energy Partners, LP 5.00% 2043	8,020	8,844
Kinder Morgan Energy Partners, LP 5.50% 2044	1,600	1,837
Kinder Morgan, Inc. 3.15% 2023	1,190	1,246
Kinder Morgan, Inc. 4.30% 2025	75,495	84,805
Kinder Morgan, Inc. 4.30% 2028	31,330	35,415
Kinder Morgan, Inc. 2.00% 2031	3,000	2,859
Kinder Morgan, Inc. 5.55% 2045	41,290	48,236
Kinder Morgan, Inc. 5.05% 2046	2,500	2,807
Kinder Morgan, Inc. 5.20% 2048	6,168	7,115
Kinder Morgan, Inc. 3.25% 2050	9,294	8,377
Leviathan Bond Ltd. 5.75% 2023[5]	1,315	1,349
Leviathan Bond Ltd. 6.75% 2030[5]	1,390	1,431
Marathon Oil Corp. 4.40% 2027	3,375	3,392
MPLX LP 3.50% 2022	5,000	5,234
MPLX LP 1.75% 2026	1,846	1,838
MPLX LP 4.125% 2027	2,445	2,673
MPLX LP 4.00% 2028	6,080	6,599
MPLX LP 2.65% 2030	4,654	4,485
MPLX LP 5.20% 2047	505	531
MPLX LP 5.50% 2049	5,856	6,475
Murphy Oil Corp. 5.875% 2027	1,005	794
Neptune Energy Group Holdings Ltd. 6.625% 2025[5]	4,955	4,323
NGPL PipeCo LLC 7.768% 2037[5]	2,000	2,476
Noble Corp. PLC 7.95% 2025[10,12]	1,785	18
Noble Corp. PLC 8.95% 2045[10,12]	3,010	36
Noble Energy, Inc. 3.25% 2029	4,050	4,485
Noble Energy, Inc. 5.05% 2044	596	778
Noble Energy, Inc. 4.95% 2047	3,676	4,806
Northriver Midstream Finance LP 5.625% 2026[5]	3,000	2,977
NuStar Logistics, LP 5.75% 2025	2,870	2,894
Occidental Petroleum Corp. 4.85% 2021	414	410
Occidental Petroleum Corp. 2.90% 2024	12,841	10,709
Occidental Petroleum Corp. 5.875% 2025	2,880	2,539
Occidental Petroleum Corp. 3.20% 2026	789	611
Occidental Petroleum Corp. 3.50% 2029	3,555	2,570
Occidental Petroleum Corp. 4.40% 2049	6,000	4,031
Oleoducto Central SA 4.00% 2027[5]	1,065	1,116
ONEOK, Inc. 2.20% 2025	2,521	2,484

16	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 5.85% 2026	$4,557	$5,181
ONEOK, Inc. 4.00% 2027	616	636
ONEOK, Inc. 4.55% 2028	203	216
ONEOK, Inc. 4.35% 2029	360	375
ONEOK, Inc. 3.10% 2030	2,809	2,697
ONEOK, Inc. 6.35% 2031	9,384	10,884
ONEOK, Inc. 4.95% 2047	628	599
ONEOK, Inc. 5.20% 2048	3,034	2,986
ONEOK, Inc. 4.45% 2049	1,510	1,329
ONEOK, Inc. 7.15% 2051	4,196	4,908
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	10,000	8,251
Petrobras Global Finance Co. 5.60% 2031	1,350	1,456
Petrobras Global Finance Co. 7.25% 2044	300	347
Petrobras Global Finance Co. 6.75% 2050	3,700	4,065
Petrobras Global Finance Co. 6.85% 2115	1,035	1,115
Petróleos Mexicanos 6.875% 2025[5]	5,500	5,445
Petróleos Mexicanos 4.50% 2026	2,032	1,795
Petróleos Mexicanos 6.84% 2030	3,618	3,238
Petróleos Mexicanos 5.95% 2031	580	486
Petróleos Mexicanos 6.75% 2047	1,190	926
Petróleos Mexicanos 6.35% 2048	4,571	3,497
Petróleos Mexicanos 7.69% 2050	2,200	1,831
Petróleos Mexicanos 6.95% 2060	1,275	999
Phillips 66 4.30% 2022	11,525	12,108
Phillips 66 Partners LP 3.605% 2025	540	573
Phillips 66 Partners LP 3.55% 2026	2,600	2,754
Phillips 66 Partners LP 3.75% 2028	670	699
Phillips 66 Partners LP 4.68% 2045	160	158
Phillips 66 Partners LP 4.90% 2046	735	738
Pioneer Natural Resources Company 1.90% 2030	13,165	12,333
Plains All American Pipeline, LP 3.80% 2030	1,135	1,098
QEP Resources, Inc. 5.25% 2023	5,130	4,086
QEP Resources, Inc. 5.625% 2026	350	223
Rattler Midstream Partners LP 5.625% 2025[5]	875	901
Sabine Pass Liquefaction, LLC 5.625% 2025	6,450	7,388
Sabine Pass Liquefaction, LLC 5.00% 2027	4,575	5,136
Sabine Pass Liquefaction, LLC 4.20% 2028	1,275	1,382
Sabine Pass Liquefaction, LLC 4.50% 2030[5]	13,400	14,996
Schlumberger BV 4.00% 2025[5]	16,490	18,402
Shell International Finance BV 3.25% 2050	10,158	10,463
Southwestern Energy Co. 7.50% 2026	2,300	2,344
Southwestern Energy Co. 8.375% 2028	320	335
Sunoco Logistics Operating Partners, LP 4.00% 2027	1,325	1,355
Sunoco Logistics Operating Partners, LP 5.40% 2047	10,286	9,926
Tallgrass Energy Partners, LP 7.50% 2025[5]	1,475	1,493
Targa Resources Partners LP 6.875% 2029	3,110	3,341
Targa Resources Partners LP 5.50% 2030[5]	4,320	4,350
TC PipeLines, LP 4.375% 2025	1,984	2,186
Total Capital International 2.434% 2025	7,988	8,478
Total Capital International 3.127% 2050	12,211	12,264
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10]	61,650	65,580
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 2.490% 2067[11]	1,000	678
TransCanada PipeLines Ltd. 4.10% 2030	14,805	16,803
TransCanada PipeLines Ltd. 4.875% 2048	7,500	9,081
Transportadora de Gas Peru SA 4.25% 2028[5]	1,090	1,212
Valaris PLC 5.20% 2025[12]	4,265	213
Valaris PLC 5.75% 2044[12]	1,750	85
Western Gas Partners LP 3.95% 2025	1,520	1,416
Western Gas Partners LP 4.65% 2026	3,105	2,989
Western Midstream Operating, LP 3.10% 2025	5,040	4,756
Western Midstream Operating, LP 4.05% 2030	3,755	3,567
Western Midstream Operating, LP 5.25% 2050	3,956	3,641
Williams Companies, Inc. 3.50% 2030	8,885	9,545
Williams Partners LP 6.30% 2040	1,918	2,318
Williams Partners LP 5.10% 2045	1,278	1,422
		990,115

Capital Income Builder	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.99%
Alphabet Inc. 2.05% 2050		$7,400	$6,699
América Móvil, SAB de CV 6.45% 2022	MXN	45,000	2,160
América Móvil, SAB de CV 8.46% 2036		147,200	7,356
AT&T Inc. 3.80% 2027		$4,535	5,107
AT&T Inc. 2.75% 2031		8,700	9,028
AT&T Inc. 2.25% 2032		9,275	9,091
AT&T Inc. 3.50% 2041		2,565	2,596
AT&T Inc. 3.65% 2051		5,274	5,186
AT&T Inc. 3.30% 2052		8,992	8,301
AT&T Inc. 3.50% 2053[5]		11,346	10,794
AT&T Inc. 3.55% 2055[5]		18,901	17,957
Cablevision Systems Corp. 5.75% 2030[5]		2,500	2,676
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024		2,500	2,768
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[5]		17,570	18,297
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]		14,950	15,517
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[5]		59,761	62,829
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028		3,945	4,474
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[5]		2,000	2,108
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[5]		24,800	25,792
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[5]		32,777	34,517
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[5]		66,615	68,197
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[5]		18,550	19,176
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049		5,652	6,591
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051		3,557	3,443
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028		1,400	1,545
CenturyLink, Inc. 7.50% 2024		20,283	22,407
CenturyLink, Inc. 4.00% 2027[5]		3,950	4,044
CenturyLink, Inc., Series T, 5.80% 2022		5,725	5,965
Comcast Corp. 3.00% 2024		6,919	7,448
Comcast Corp. 3.70% 2024		7,561	8,332
Comcast Corp. 3.95% 2025		4,175	4,787
Comcast Corp. 2.35% 2027		3,220	3,436
Comcast Corp. 3.15% 2028		7,500	8,354
Comcast Corp. 2.65% 2030		30,228	32,529
Comcast Corp. 3.75% 2040		5,935	6,944
Comcast Corp. 3.45% 2050		5,418	6,026
Comcast Corp. 2.80% 2051		8,004	7,939
Comcast Corp. 2.45% 2052		10,832	9,909
CSC Holdings, LLC 5.50% 2026[5]		2,000	2,080
Deutsche Telekom AG 3.625% 2050[5]		7,840	8,655
Discovery Communications, Inc. 4.65% 2050		8,152	9,197
Frontier Communications Corp. 6.25% 2021[12]		600	236
Frontier Communications Corp. 10.50% 2022[12]		5,250	2,171
Frontier Communications Corp. 11.00% 2025[12]		4,800	2,007
Lamar Media Corp. 4.875% 2029		4,650	4,848
Level 3 Communications, Inc. 3.875% 2029[5]		2,500	2,706
Match Group, Inc. 4.625% 2028[5]		4,025	4,175
Millicom International Cellular SA 4.50% 2031[5]		3,500	3,557
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%[5]		3,815	3,867
Netflix, Inc. 3.625% 2025[5]		5,575	5,801
Netflix, Inc. 4.875% 2030[5]		1,650	1,886
OUTFRONT Media Capital LLC 4.625% 2030[5]		6,650	6,118
Sirius XM Radio Inc. 3.875% 2022[5]		4,625	4,665
SoftBank Group Corp. 3.36% 2023[5]		2,500	2,527
Sprint Corp. 11.50% 2021		124,685	136,280
Sprint Corp. 6.875% 2028		34,870	44,132
Sprint Corp. 8.75% 2032		11,585	17,348
TEGNA Inc. 4.75% 2026[5]		975	1,003
TEGNA Inc. 4.625% 2028[5]		3,500	3,475
T-Mobile US, Inc. 3.50% 2025[5]		6,550	7,183
T-Mobile US, Inc. 6.50% 2026		10,650	11,111
T-Mobile US, Inc. 3.75% 2027[5]		10,000	11,154
T-Mobile US, Inc. 4.75% 2028		3,741	4,013
T-Mobile US, Inc. 3.875% 2030[5]		25,400	28,565
T-Mobile US, Inc. 2.55% 2031[5]		2,700	2,751
T-Mobile US, Inc. 3.00% 2041[5]		10,991	10,726
T-Mobile US, Inc. 4.50% 2050[5]		12,207	14,238

18	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile US, Inc. 3.30% 2051[5]	$10,108	$9,776
Verizon Communications Inc 2.987% 2056[5]	5,741	5,814
Verizon Communications Inc. 3.00% 2027	8,850	9,750
Verizon Communications Inc. 4.329% 2028	7,846	9,415
Verizon Communications Inc. 3.15% 2030	6,350	7,076
Verizon Communications Inc. 4.00% 2050	9,465	11,393
Vodafone Group PLC 5.25% 2048	5,575	7,201
Vodafone Group PLC 4.25% 2050	5,950	6,848
Walt Disney Company 3.35% 2025	7,000	7,771
Walt Disney Company 3.60% 2051	6,393	7,105
		918,949

Consumer discretionary 0.89%
Amazon.com, Inc. 2.50% 2050	7,035	6,964
Amazon.com, Inc. 2.70% 2060	3,735	3,809
AutoNation, Inc. 4.75% 2030	1,535	1,801
Bayerische Motoren Werke AG 3.15% 2024[5]	11,000	11,787
Bayerische Motoren Werke AG 3.90% 2025[5]	5,000	5,578
BMW Finance NV 2.25% 2022[5]	3,000	3,091
Booking Holdings Inc. 4.625% 2030	8,000	9,480
Burlington Coat Factory Warehouse Corporation 6.25% 2025[5]	3,000	3,148
Carnival Corp. 11.50% 2023[5]	72,365	80,069
Carnival Corp. 10.50% 2026[5]	32,270	35,134
DaimlerChrysler North America Holding Corp. 3.65% 2024[5]	19,750	21,438
Expedia Group Inc. 6.25% 2025[5]	5,000	5,503
Ford Motor Co. 9.625% 2030	3,500	4,704
General Motors Company 5.40% 2023	11,883	13,151
General Motors Company 6.80% 2027	3,226	3,962
General Motors Company 5.40% 2048	10,000	11,394
General Motors Financial Co. 4.375% 2021	1,000	1,031
General Motors Financial Co. 3.45% 2022	20,390	20,990
General Motors Financial Co. 5.20% 2023	14,580	15,829
General Motors Financial Co. 4.30% 2025	10,000	10,911
Hanesbrands Inc. 5.375% 2025[5]	500	527
Harley-Davidson, Inc. 3.35% 2025[5]	3,135	3,310
Hilton Worldwide Holdings Inc. 5.75% 2028[5]	6,000	6,300
Home Depot, Inc. 2.95% 2029	4,775	5,369
Home Depot, Inc. 3.125% 2049	7,117	7,758
Hyundai Capital America 3.10% 2022[5]	26,390	27,182
International Game Technology PLC 6.25% 2027[5]	7,000	7,451
Kohl’s Corp. 9.50% 2025	2,500	2,984
Lowe’s Companies, Inc. 4.05% 2047	4	5
Lowe’s Companies, Inc. 3.00% 2050	3,460	3,548
Massachusetts Institute of Technology 2.294% 2051	5,025	4,871
McDonald’s Corp. 2.625% 2022	1,035	1,063
McDonald’s Corp. 3.35% 2023	7,718	8,220
McDonald’s Corp. 3.70% 2026	7,015	7,920
McDonald’s Corp. 2.125% 2030	4,136	4,293
McDonald’s Corp. 4.45% 2047	5,100	6,251
McDonald’s Corp. 3.625% 2049	4,898	5,451
Melco International Development Ltd. 5.375% 2029[5]	1,280	1,234
MGM Growth Properties LLC 5.625% 2024	2,245	2,368
MGM Resorts International 6.00% 2023	4,000	4,155
MGM Resorts International 6.75% 2025	1,500	1,580
Morongo Band of Mission Indians 7.00% 2039[5]	5,000	5,721
Newell Rubbermaid Inc. 4.35% 2023	1,750	1,829
NIKE, Inc. 3.875% 2045	7,145	8,776
Nissan Motor Co., Ltd. 2.60% 2022[5]	29,255	29,590
Nissan Motor Co., Ltd. 3.043% 2023[5]	2,553	2,592
Nissan Motor Co., Ltd. 4.81% 2030[5]	3,750	3,768
Norwegian Cruise Line Holdings Ltd. 10.25% 2026[5]	4,745	4,887
PetSmart, Inc. 7.125% 2023[5]	7,100	7,020
PetSmart, Inc. 5.875% 2025[5]	5,645	5,740
President & Fellows of Harvard College 2.517% 2050	2,730	2,789
Royal Caribbean Cruises Ltd. 10.875% 2023[5]	61,930	67,651
Royal Caribbean Cruises Ltd. 11.50% 2025[5]	158,690	181,898
S.A.C.I. Falabella 3.75% 2027[5]	4,560	4,806

Capital Income Builder	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	$2,000	$1,987
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[5]	6,007	6,615
Sands China Ltd. 4.60% 2023	5,889	6,285
Sands China Ltd. 5.40% 2028	2,000	2,179
Starbucks Corp. 3.10% 2023	28,233	29,914
Starbucks Corp. 4.50% 2048	8,190	10,060
Toyota Motor Credit Corp. 1.15% 2027	7,387	7,335
Toyota Motor Credit Corp. 3.375% 2030	7,241	8,367
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[5]	2,390	2,400
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[5]	2,145	2,174
Volkswagen Group of America Finance, LLC 4.00% 2021[5]	6,765	7,005
Volkswagen Group of America Finance, LLC 4.25% 2023[5]	11,930	13,115
Volkswagen Group of America Finance, LLC 2.85% 2024[5]	9,100	9,688
Wyndham Worldwide Corp. 4.375% 2028[5]	1,560	1,553
Wynn Resorts Ltd. 7.75% 2025[5]	2,325	2,449
Wynn Resorts Ltd. 5.125% 2029[5]	6,000	5,753
		825,560

Utilities 0.80%
AEP Transmission Co. LLC 3.65% 2050	2,675	3,112
AES Corp. 5.125% 2027	3,000	3,225
AES Corp. 3.95% 2030[5]	1,225	1,362
AES Panama Generation Holdings SRL 4.375% 2030[5]	1,095	1,162
Ameren Corp. 2.50% 2024	1,616	1,718
Ameren Corp. 3.50% 2031	20,125	22,924
Ameren Corp. 3.25% 2050	3,625	4,020
American Electric Power Co., Inc. 3.25% 2050	775	785
Berkshire Hathaway Energy Co. 4.05% 2025[5]	4,125	4,686
Berkshire Hathaway Energy Co. 2.85% 2051[5]	16,941	16,578
Cemig Geração e Transmissão SA 9.25% 2024[5]	4,840	5,451
Cemig Geração e Transmissão SA 9.25% 2024	3,740	4,212
Centerpoint Energy, Inc. 2.50% 2022	6,000	6,206
CenterPoint Energy, Inc. 3.85% 2024	19,500	21,391
CenterPoint Energy, Inc. 2.95% 2030	5,450	5,917
CenterPoint Energy, Inc. 2.90% 2050	150	157
CMS Energy Corp. 5.05% 2022	5,460	5,732
CMS Energy Corp. 3.00% 2026	703	773
CMS Energy Corp. 4.875% 2044	1,275	1,641
Commonwealth Edison Co. 2.95% 2027	7,450	8,228
Consolidated Edison Company of New York, Inc. 4.65% 2048	345	451
Consolidated Edison Company of New York, Inc. 3.95% 2050	1,775	2,097
Consumers Energy Co. 3.25% 2046	3	3
Consumers Energy Co. 4.05% 2048	11,425	14,215
Consumers Energy Co. 3.10% 2050	12,327	13,390
Consumers Energy Co. 3.75% 2050	5,625	6,763
Dominion Resources, Inc. 2.00% 2021	6,570	6,645
Dominion Resources, Inc. 3.375% 2030	18,814	21,203
Dominion Resources, Inc., junior subordinated, 3.071% 2024[10]	5,225	5,644
Duke Energy Carolinas, LLC 2.45% 2029	13,675	14,707
Duke Energy Carolinas, LLC 3.20% 2049	2,373	2,589
Duke Energy Corp. 3.95% 2023	985	1,073
Duke Energy Ohio, Inc. 2.125% 2030	1,325	1,378
Edison International 3.55% 2024	9,775	10,330
Edison International 4.95% 2025	2,925	3,240
Edison International 5.75% 2027	5,642	6,419
Edison International 4.125% 2028	2,158	2,259
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[10]	20,554	22,799
Emera US Finance LP 2.70% 2021	2,885	2,919
Empresas Publicas de Medellin ESP 4.25% 2029	2,000	2,057
Empresas Publicas de Medellin ESP 4.375% 2031[5]	1,120	1,147
Enel Finance International SA 3.50% 2028[5]	4,981	5,515
ENN Energy Holdings Ltd. 2.625% 2030[5]	4,254	4,284
Entergy Corp. 4.00% 2022	4,435	4,672
Entergy Corp. 2.95% 2026	7,750	8,574
Entergy Corp. 3.75% 2050	1,675	1,895
Entergy Louisiana, LLC 4.20% 2048	7,950	9,939
Entergy Texas, Inc. 1.75% 2031	2,150	2,117

20	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Evergy Metro, Inc. 2.25% 2030	$5,100	$5,379
Eversource Energy 2.375% 2022	1,410	1,460
Eversource Energy 2.75% 2022	528	544
Eversource Energy 2.80% 2023	1,870	1,963
Eversource Energy 3.80% 2023	15,000	16,438
Exelon Corp. 3.95% 2025	635	715
Exelon Corp. 3.40% 2026	1,570	1,754
Exelon Corp. 4.45% 2046	8,115	9,834
Exelon Corp., junior subordinated, 3.497% 2022[10]	12,000	12,513
FirstEnergy Corp. 3.90% 2027	32,785	35,066
FirstEnergy Corp. 3.50% 2028[5]	8,725	9,260
FirstEnergy Corp. 2.25% 2030	4,725	4,462
FirstEnergy Corp. 7.375% 2031	425	566
FirstEnergy Corp. 3.40% 2050	13,726	12,392
FirstEnergy Corp., Series B, 4.25% 2023	2,000	2,109
Florida Power & Light Co. 2.85% 2025	6,900	7,515
Grupo Energia Bogota SA ESP 4.875% 2030[5]	1,940	2,215
IPALCO Enterprises, Inc. 3.70% 2024	2,000	2,177
Jersey Central Power & Light Co. 4.30% 2026[5]	1,935	2,196
MidAmerican Energy Holdings Co. 3.15% 2050	315	346
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	750	802
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	2,500	2,762
NextEra Energy Capital Holdings, Inc. 2.25% 2030	15,855	16,416
Northern States Power Co. 3.60% 2046	1,195	1,412
Northern States Power Co. 2.60% 2051	1,312	1,319
NSTAR Electric Co. 3.95% 2030	1,075	1,296
Oncor Electric Delivery Co. LLC 0.55% 2025[5]	7,000	6,955
Pacific Gas and Electric Co. 3.25% 2023	16,490	17,032
Pacific Gas and Electric Co. 3.85% 2023	2,327	2,450
Pacific Gas and Electric Co. 4.25% 2023	2,757	2,925
Pacific Gas and Electric Co. 3.40% 2024	3,665	3,809
Pacific Gas and Electric Co. 3.75% 2024	855	893
Pacific Gas and Electric Co. 2.95% 2026	12,987	13,162
Pacific Gas and Electric Co. 3.30% 2027	1,749	1,769
Pacific Gas and Electric Co. 3.30% 2027	738	747
Pacific Gas and Electric Co. 4.65% 2028	2,500	2,685
Pacific Gas and Electric Co. 4.55% 2030	1,100	1,183
Pacific Gas and Electric Co. 2.50% 2031	45,870	43,578
Pacific Gas and Electric Co. 3.30% 2040	10,657	9,829
Pacific Gas and Electric Co. 3.95% 2047	408	386
Pacific Gas and Electric Co. 3.50% 2050	32,406	29,308
PacifiCorp. 3.30% 2051	1,850	2,021
PacifiCorp., First Mortgage Bonds, 2.70% 2030	1,850	2,017
Pennsylvania Electric Co. 3.25% 2028[5]	6,000	6,323
PG&E Corp. 5.00% 2028	1,595	1,601
PG&E Corp. 5.25% 2030	890	891
Progress Energy, Inc. 7.00% 2031	4,000	5,628
Progress Energy, Inc. 7.75% 2031	2,500	3,637
Public Service Company of Colorado 3.80% 2047	685	815
Public Service Company of Colorado 2.70% 2051	3,397	3,427
Public Service Electric and Gas Co. 3.20% 2029	9,000	10,208
Public Service Electric and Gas Co. 3.85% 2049	490	598
Public Service Electric and Gas Co. 2.05% 2050	50	45
Public Service Enterprise Group Inc. 3.20% 2049	5,768	6,363
Puget Energy, Inc. 5.625% 2022	6,525	6,927
Puget Energy, Inc. 3.65% 2025	8,500	9,458
San Diego Gas & Electric Co. 1.70% 2030	7,750	7,683
San Diego Gas & Electric Co. 4.10% 2049	1,750	2,082
San Diego Gas & Electric Co. 3.32% 2050	3,675	3,925
Southern California Edison Co. 1.845% 2022	3,306	3,308
Southern California Edison Co. 3.65% 2028	3,033	3,331
Southern California Edison Co. 2.85% 2029	4,667	4,914
Southern California Edison Co. 4.20% 2029	7,000	8,015
Southern California Edison Co. 2.25% 2030	4,515	4,559
Southern California Edison Co. 4.00% 2047	15,851	17,028
Southern California Edison Co. 4.125% 2048	9,434	10,407
Southern California Edison Co. 4.875% 2049	1,625	1,916

Capital Income Builder	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 3.65% 2050	$1,325	$1,382
Southern California Edison Co., Series C, 3.60% 2045	4,463	4,483
Southern California Gas Co. 2.55% 2030	1,925	2,057
Talen Energy Corp. 7.25% 2027[5]	2,290	2,299
Talen Energy Supply, LLC 7.625% 2028[5]	705	691
Tampa Electric Co. 2.60% 2022	1,200	1,238
Virginia Electric and Power Co. 3.45% 2024	1,860	2,013
Virginia Electric and Power Co., Series B, 3.45% 2022	1,330	1,392
Wisconsin Power and Light Co. 3.65% 2050	800	915
Xcel Energy Inc. 2.60% 2029	3,875	4,145
Xcel Energy Inc. 6.50% 2036	3,000	4,371
Xcel Energy Inc. 3.50% 2049	7,100	7,857
		747,196

Consumer staples 0.65%
Albertsons Companies, Inc. 4.875% 2030[5]	3,000	3,189
Altria Group, Inc. 4.75% 2021	1,500	1,534
Altria Group, Inc. 2.95% 2023	3,800	4,008
Altria Group, Inc. 3.80% 2024	7,692	8,378
Altria Group, Inc. 4.00% 2024	3,000	3,292
Altria Group, Inc. 2.625% 2026	1,375	1,469
Altria Group, Inc. 4.40% 2026	17,972	20,732
Altria Group, Inc. 4.80% 2029	16,105	18,909
Altria Group, Inc. 5.95% 2049	10,267	13,592
Altria Group, Inc. 4.45% 2050	778	867
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	12,500	15,344
Anheuser-Busch InBev NV 4.75% 2029	25,627	31,035
Anheuser-Busch InBev NV 4.60% 2048	2,958	3,510
Anheuser-Busch InBev NV 5.55% 2049	17,750	23,877
Anheuser-Busch InBev NV 4.50% 2050	2,500	2,963
ARAMARK Corp. 6.375% 2025[5]	2,000	2,100
British American Tobacco PLC 3.557% 2027	49,225	53,108
British American Tobacco PLC 4.70% 2027	7,862	9,007
British American Tobacco PLC 4.906% 2030	5,000	5,831
British American Tobacco PLC 4.39% 2037	6,870	7,339
British American Tobacco PLC 4.54% 2047	5,724	6,010
British American Tobacco PLC 4.758% 2049	7,099	7,683
Coca-Cola Company 1.75% 2024	15,075	15,770
Coca-Cola Company 2.95% 2025	7,000	7,698
Coca-Cola Company 1.375% 2031	9,760	9,709
Coca-Cola Company 2.50% 2051	6,180	6,108
Conagra Brands, Inc. 4.30% 2024	5,000	5,584
Conagra Brands, Inc. 4.60% 2025	6,790	7,913
Conagra Brands, Inc. 1.375% 2027	2,550	2,523
Conagra Brands, Inc. 5.30% 2038	981	1,276
Conagra Brands, Inc. 5.40% 2048	4,640	6,366
Constellation Brands, Inc. 2.65% 2022	2,615	2,721
Constellation Brands, Inc. 2.70% 2022	415	428
Constellation Brands, Inc. 3.70% 2026	7,015	8,000
Constellation Brands, Inc. 3.50% 2027	10,775	12,036
Constellation Brands, Inc. 4.50% 2047	445	543
Constellation Brands, Inc. 3.75% 2050	1,421	1,584
Costco Wholesale Corp. 1.375% 2027	2,147	2,189
Costco Wholesale Corp. 1.60% 2030	8,546	8,636
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 0.770% 2021[11]	11,975	11,995
General Mills, Inc. 3.20% 2021	2,840	2,878
H.J. Heinz Co. 3.875% 2027[5]	2,795	2,958
H.J. Heinz Co. 4.25% 2031[5]	1,816	1,971
H.J. Heinz Co. 5.50% 2050[5]	1,177	1,341
JBS Investments GmbH II 5.75% 2028[5]	4,429	4,662
JBS USA LUX SA 5.50% 2030[5]	3,150	3,430
Keurig Dr Pepper Inc. 3.551% 2021	4,675	4,759
Keurig Dr Pepper Inc. 4.057% 2023	17,120	18,591
Keurig Dr Pepper Inc. 4.597% 2028	8,441	10,107
Keurig Dr Pepper Inc. 5.085% 2048	6,417	8,567
Keurig Dr Pepper Inc. 3.80% 2050	2,434	2,771
Kimberly-Clark Corp. 3.10% 2030	472	538

22	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Kimberly-Clark de México, SAB de CV 2.431% 2031[5]	$2,010	$2,039
Kraft Heinz Company 3.00% 2026	2,240	2,278
Molson Coors Brewing Co. 2.10% 2021	2,920	2,951
Molson Coors Brewing Co. 4.20% 2046	480	502
NBM US Holdings, Inc. 6.625% 2029[5]	3,000	3,240
Nestlé Holdings, Inc. 3.35% 2023[5]	14,000	15,131
PepsiCo, Inc. 2.75% 2030	10,000	11,132
PepsiCo, Inc. 1.40% 2031	4,555	4,523
PepsiCo, Inc. 3.50% 2040	8,050	9,555
Philip Morris International Inc. 2.375% 2022	5,595	5,789
Philip Morris International Inc. 2.50% 2022	5,000	5,203
Philip Morris International Inc. 2.625% 2022	6,125	6,303
Philip Morris International Inc. 2.125% 2023	2,500	2,597
Philip Morris International Inc. 1.75% 2030	8,468	8,353
Philip Morris International Inc. 2.10% 2030	7,950	8,098
Procter & Gamble Company 0.55% 2025	17,850	17,782
Procter & Gamble Company 3.00% 2030	4,159	4,783
Reckitt Benckiser Group PLC 2.375% 2022[5]	2,870	2,953
Reckitt Benckiser Treasury Services PLC 2.75% 2024[5]	2,215	2,370
Reynolds American Inc. 4.45% 2025	15,045	17,004
Reynolds American Inc. 5.85% 2045	9,362	11,416
TreeHouse Foods, Inc. 6.00% 2024[5]	250	255
TreeHouse Foods, Inc. 4.00% 2028	725	727
Wal-Mart Stores, Inc. 2.85% 2024	26,265	28,434
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,652
		599,499

Industrials 0.53%
3M Co. 3.70% 2050	1,904	2,252
Airbus Group SE 2.70% 2023[5]	4,445	4,645
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024	223	194
Avolon Holdings Funding Ltd. 3.95% 2024[5]	4,016	3,937
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[10]	6,700	7,617
Boeing Company 4.508% 2023	50,000	52,995
Boeing Company 3.10% 2026	7,750	7,856
Boeing Company 3.20% 2029	1,162	1,136
Boeing Company 2.95% 2030	47	45
Boeing Company 3.625% 2031	2,800	2,792
Boeing Company 3.60% 2034	5,000	4,895
Boeing Company 3.90% 2049	4,696	4,340
Booz Allen Hamilton Inc. 3.875% 2028[5]	1,125	1,144
Burlington Northern Santa Fe LLC 3.05% 2051	3,101	3,333
Carrier Global Corp. 2.242% 2025[5]	1,360	1,422
Carrier Global Corp. 2.493% 2027[5]	1,125	1,182
Carrier Global Corp. 2.722% 2030[5]	23,777	24,893
Carrier Global Corp. 3.377% 2040[5]	1,483	1,573
Carrier Global Corp. 3.577% 2050[5]	3,353	3,621
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	723	717
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	1	1
CSX Corp. 2.40% 2030	13,078	13,886
CSX Corp. 4.50% 2049	6,729	8,582
Delta Air Lines Inc. 7.00% 2025[5]	5,000	5,461
Emerson Electric Co. 1.80% 2027	4,515	4,691
Emerson Electric Co. 1.95% 2030	5,573	5,751
Emerson Electric Co. 2.75% 2050	2,038	2,060
GE Capital International Funding Co. 4.418% 2035	6,500	7,035
General Electric Capital Corp. 3.373% 2025	9,000	9,663
General Electric Co. 3.625% 2030	2,625	2,772
General Electric Co. 4.25% 2040	9,300	9,760
General Electric Co. 4.35% 2050	6,009	6,362
GFL Environmental Inc. 3.75% 2025[5]	2,500	2,505
Harris Corp. 3.832% 2025	410	456
Honeywell International Inc. 2.30% 2024	7,155	7,612
Honeywell International Inc. 2.80% 2050	6,384	6,821
Howmet Aerospace Inc., 6.875% 2025	1,255	1,398
Icahn Enterprises Finance Corp. 6.25% 2026	500	520

Capital Income Builder	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Mexico City Airport Trust 5.50% 2047	$2,500	$2,161
Moog Inc. 4.25% 2027[5]	461	474
Norfolk Southern Corp. 2.55% 2029	3,485	3,744
Norfolk Southern Corp. 3.40% 2049	2,406	2,647
Norfolk Southern Corp. 3.05% 2050	2,471	2,555
Northrop Grumman Corp. 4.40% 2030	7,000	8,570
Otis Worldwide Corp. 2.056% 2025	19,743	20,768
Otis Worldwide Corp. 2.565% 2030	8,015	8,535
Otis Worldwide Corp. 3.362% 2050	2,529	2,742
Parker-Hannifin Corp. 3.25% 2029	5,235	5,879
Raytheon Technologies Corp. 3.125% 2050	11,557	12,183
Rolls-Royce PLC 5.75% 2027[5]	1,765	1,789
Science Applications International Corp. 4.875% 2028[5]	730	766
Skymiles IP Limited, Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[11,14]	2,000	1,997
SkyMiles IP Ltd 4.75% 2028[5]	1,840	1,882
Spirit AeroSystems, Inc. 7.50% 2025[5]	1,640	1,657
The Brink’s Co. 5.50% 2025[5]	3,500	3,647
TransDigm Inc. 6.50% 2024	43,523	43,550
TransDigm Inc. 8.00% 2025[5]	30,083	32,557
TransDigm Inc. 6.25% 2026[5]	45,065	47,037
Union Pacific Corp. 3.15% 2024	4,500	4,872
Union Pacific Corp. 3.70% 2029	6,065	7,017
Union Pacific Corp. 2.40% 2030	3,000	3,197
Union Pacific Corp. 4.30% 2049	9,501	11,879
Union Pacific Corp. 3.95% 2059	4,500	5,198
United Airlines Holdings, Inc. 6.50% 2027[5]	3,795	3,959
United Rentals, Inc. 4.00% 2030	1,000	1,021
United Technologies Corp. 3.125% 2027	12,375	13,641
WESCO Distribution, Inc. 7.125% 2025[5]	3,150	3,398
WESCO Distribution, Inc. 7.25% 2028[5]	3,430	3,760
		489,007

Information technology 0.44%
Adobe Inc. 2.30% 2030	13,520	14,495
Apple Inc. 0.55% 2025	11,231	11,187
Apple Inc. 1.125% 2025	10,108	10,314
Apple Inc. 2.40% 2050	7,587	7,418
Apple Inc. 2.65% 2050	17,258	17,389
Black Knight Inc., 3.625% 2028[5]	1,880	1,906
Broadcom Inc. 4.70% 2025	24,028	27,320
Broadcom Inc. 4.75% 2029	5,605	6,502
Broadcom Inc. 5.00% 2030	9,193	10,860
Broadcom Inc. 4.30% 2032	9,741	11,155
Broadcom Ltd. 3.625% 2024	6,875	7,389
Broadcom Ltd. 3.875% 2027	17,850	19,739
Fiserv, Inc. 3.50% 2029	17,487	19,631
Fiserv, Inc. 2.65% 2030	8,614	9,153
Fiserv, Inc. 4.40% 2049	8,946	11,057
Gartner, Inc. 4.50% 2028[5]	1,600	1,672
Global Payments Inc. 2.90% 2030	8,423	8,951
Lenovo Group Ltd. 5.875% 2025	38,190	43,476
Mastercard Inc. 3.35% 2030	17,519	20,329
Mastercard Inc. 3.85% 2050	1,980	2,462
Microsoft Corp. 1.55% 2021	13,755	13,877
Microsoft Corp. 2.875% 2024	5,150	5,530
Microsoft Corp. 3.125% 2025	3,250	3,618
Microsoft Corp. 3.70% 2046	900	1,103
Microsoft Corp. 2.525% 2050	10,845	11,039
Oracle Corp. 2.80% 2021	15,724	16,000
Oracle Corp. 2.95% 2030	12,261	13,503
Oracle Corp. 3.60% 2040	7,345	8,179
Oracle Corp. 3.60% 2050	15,737	17,363
PayPal Holdings, Inc. 2.85% 2029	3,968	4,323
PayPal Holdings, Inc. 3.25% 2050	3,175	3,423
ServiceNow, Inc. 1.40% 2030	7,505	7,259
Visa Inc. 2.05% 2030	18,333	19,367
Visa Inc. 1.10% 2031	5,687	5,490

24	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Visa Inc. 2.70% 2040	$4,310	$4,606
Visa Inc. 2.00% 2050	4,551	4,162
Xerox Corp. 5.00% 2025[5]	3,925	3,880
		405,127

Materials 0.17%
Air Products and Chemicals, Inc. 2.05% 2030	2,107	2,199
Anglo American Capital PLC 5.375% 2025[5]	17,375	20,045
Anglo American Capital PLC 2.625% 2030[5]	2,819	2,826
Anglo American Capital PLC 5.625% 2030[5]	7,625	9,417
Anglo American Capital PLC 3.95% 2050[5]	803	825
Axalta Coating Systems LLC 4.75% 2027[5]	3,675	3,854
Ball Corp. 2.875% 2030	4,600	4,554
Braskem Idesa Sapi 7.45% 2029[5]	2,397	2,270
Braskem SA 4.50% 2030[5]	3,575	3,306
Braskem SA 5.875% 2050[5]	4,000	3,721
Cleveland-Cliffs Inc. 9.875% 2025[5]	1,400	1,603
Consolidated Energy Finance SA 6.50% 2026[5]	3,060	2,838
Dow Chemical Co. 3.625% 2026	4,265	4,761
Dow Chemical Co. 5.55% 2048	2,500	3,321
Dow Chemical Co. 4.80% 2049	10,476	12,730
Graphic Packaging International, Inc. 3.50% 2028[5]	5,000	5,014
Industrias Peñoles, SAB de CV 4.75% 2050[5]	490	516
LYB International Finance III, LLC 2.25% 2030	4,024	4,020
LYB International Finance III, LLC 4.20% 2050	7,587	8,228
LYB International Finance III, LLC 3.625% 2051	4,001	3,980
Methanex Corp. 5.125% 2027	4,430	4,517
Mosaic Co. 4.25% 2023	1,700	1,849
Nova Chemicals Corp. 4.875% 2024[5]	1,500	1,487
Nova Chemicals Corp. 5.25% 2027[5]	2,590	2,532
Nutrien Ltd. 5.00% 2049	2,300	3,003
Nutrien Ltd. 3.95% 2050	6,043	6,925
Nutrition & Biosciences, Inc. 2.30% 2030[5]	2,600	2,617
Nutrition & Biosciences, Inc. 3.268% 2040[5]	1,600	1,648
Nutrition & Biosciences, Inc. 3.468% 2050[5]	1,300	1,334
OCI NV 5.25% 2024[5]	2,855	2,925
Olin Corp. 9.50% 2025[5]	655	775
Olin Corp. 5.625% 2029	5,000	5,175
Olin Corp. 5.00% 2030	1,850	1,868
S.P.C.M. SA 4.875% 2025[5]	5,000	5,150
Sherwin-Williams Company 2.75% 2022	312	322
Sherwin-Williams Company 3.45% 2027	5,851	6,566
Sherwin-Williams Company 2.95% 2029	4,148	4,533
Sherwin-Williams Company 4.50% 2047	1,500	1,874
Sherwin-Williams Company 3.80% 2049	670	767
Vale Overseas Ltd. 3.75% 2030	3,123	3,292
Westlake Chemical Corp. 5.00% 2046	1,985	2,336
Westlake Chemical Corp. 4.375% 2047	415	445
		161,968

Real estate 0.14%
Alexandria Real Estate Equities, Inc. 3.80% 2026	1,780	2,034
Alexandria Real Estate Equities, Inc. 4.30% 2026	1,400	1,620
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,845	2,112
Alexandria Real Estate Equities, Inc. 4.50% 2029	605	725
Alexandria Real Estate Equities, Inc. 3.375% 2031	2,970	3,323
Alexandria Real Estate Equities, Inc. 1.875% 2033	4,292	4,180
Alexandria Real Estate Equities, Inc. 4.00% 2050	845	993
American Campus Communities, Inc. 3.625% 2027	3,595	3,857
American Campus Communities, Inc. 2.85% 2030	384	387
American Campus Communities, Inc. 3.875% 2031	1,240	1,349
Corporate Office Properties LP 2.25% 2026	5,192	5,259
Equinix, Inc. 2.625% 2024	6,425	6,835
Equinix, Inc. 2.90% 2026	9,859	10,621
Equinix, Inc. 1.55% 2028	2,360	2,355
Equinix, Inc. 3.20% 2029	11,538	12,551
Equinix, Inc. 3.00% 2050	1,536	1,502

Capital Income Builder	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 2.95% 2051	$3,317	$3,192
Federal Realty Investment Trust 3.50% 2030	5,735	6,211
Gaming and Leisure Properties, Inc. 3.35% 2024	1,865	1,899
Gaming and Leisure Properties, Inc. 4.00% 2030	2,500	2,606
Hospitality Properties Trust 4.50% 2023	2,990	2,883
Hospitality Properties Trust 4.50% 2025	1,965	1,694
Hospitality Properties Trust 7.50% 2025	906	950
Hospitality Properties Trust 3.95% 2028	4,150	3,266
Howard Hughes Corp. 5.375% 2028[5]	1,675	1,689
Iron Mountain Inc. 5.00% 2028[5]	2,410	2,463
Iron Mountain Inc. 4.875% 2029[5]	3,085	3,103
Iron Mountain Inc. 4.50% 2031[5]	955	952
Scentre Group 2.375% 2021[5]	4,220	4,242
Scentre Group 3.25% 2025[5]	1,705	1,794
Scentre Group 3.50% 2025[5]	9,000	9,528
Scentre Management Ltd 4.375% 2030[5]	10,000	11,105
WEA Finance LLC 3.75% 2024[5]	7,500	7,836
Westfield Corp. Ltd. 3.15% 2022[5]	2,720	2,763
Westfield Corp. Ltd. 3.50% 2029[5]	4,238	4,159
		132,038

Total corporate bonds, notes & loans		7,433,993

Mortgage-backed obligations 7.89%
Federal agency mortgage-backed obligations 7.22%
Fannie Mae Pool #936484 6.00% 2021[15]	45	46
Fannie Mae Pool #AA8755 4.50% 2024[15]	1,796	1,907
Fannie Mae Pool #AA8211 4.50% 2024[15]	354	373
Fannie Mae Pool #930337 6.00% 2024[15]	5	5
Fannie Mae Pool #AL0843 3.50% 2026[15]	6	7
Fannie Mae Pool #AJ1441 3.50% 2026[15]	5	5
Fannie Mae Pool #MA2940 3.50% 2027[15]	64	68
Fannie Mae Pool #MA3395 3.50% 2028[15]	371	392
Fannie Mae Pool #MA3345 3.50% 2028[15]	64	68
Fannie Mae Pool #MA3366 3.50% 2028[15]	47	49
Fannie Mae Pool #MA3251 3.50% 2028[15]	32	33
Fannie Mae Pool #AL7277 3.50% 2028[15]	30	32
Fannie Mae Pool #CA5030 3.50% 2028[15]	29	30
Fannie Mae Pool #AX9959 3.50% 2029[15]	442	471
Fannie Mae Pool #BA2999 3.50% 2030[15]	465	498
Fannie Mae Pool #MA3438 3.50% 2033[15]	808	855
Fannie Mae Pool #CA1299 3.50% 2033[15]	182	199
Fannie Mae Pool #683351 5.50% 2033[15]	150	176
Fannie Mae Pool #CA4490 3.50% 2034[15]	1,336	1,411
Fannie Mae Pool #MA3658 3.50% 2034[15]	1,042	1,101
Fannie Mae Pool #MA4154 1.50% 2035[15]	27,171	27,752
Fannie Mae Pool #BQ3141 1.50% 2035[15]	20,444	20,881
Fannie Mae Pool #BQ5738 1.50% 2035[15]	12,138	12,397
Fannie Mae Pool #MA4122 1.50% 2035[15]	9,162	9,358
Fannie Mae Pool #MA4178 1.50% 2035[15]	2,799	2,862
Fannie Mae Pool #BQ2014 1.50% 2035[15]	2,234	2,281
Fannie Mae Pool #BQ1506 1.50% 2035[15]	1,176	1,201
Fannie Mae Pool #CA6147 1.50% 2035[15]	357	365
Fannie Mae Pool #BP6516 1.50% 2035[15]	200	204
Fannie Mae Pool #BP4136 1.50% 2035[15]	178	182
Fannie Mae Pool #902164 6.00% 2036[15]	2,273	2,680
Fannie Mae Pool #903076 6.00% 2036[15]	2,252	2,651
Fannie Mae Pool #887695 6.00% 2036[15]	1,789	2,112
Fannie Mae Pool #902503 6.00% 2036[15]	1,156	1,359
Fannie Mae Pool #894308 6.00% 2036[15]	400	459
Fannie Mae Pool #AS9772 3.50% 2037[15]	71	77
Fannie Mae Pool #AD0249 5.50% 2037[15]	180	211
Fannie Mae Pool #256960 6.50% 2037[15]	647	734
Fannie Mae Pool #966166 6.50% 2037[15]	132	141
Fannie Mae Pool #256845 6.50% 2037[15]	114	132
Fannie Mae Pool #966172 7.00% 2037[15]	201	237
Fannie Mae Pool #923171 7.50% 2037[15]	289	338
Fannie Mae Pool #963269 5.50% 2038[15]	1,716	1,984

26	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #963454 5.50% 2038[15]	$1,494	$1,728
Fannie Mae Pool #963796 5.50% 2038[15]	598	693
Fannie Mae Pool #963341 5.50% 2038[15]	428	495
Fannie Mae Pool #970772 5.50% 2038[15]	98	111
Fannie Mae Pool #929964 6.00% 2038[15]	836	979
Fannie Mae Pool #257137 7.00% 2038[15]	36	42
Fannie Mae Pool #AE0392 5.50% 2039[15]	115	133
Fannie Mae Pool #AE8073 4.00% 2040[15]	390	437
Fannie Mae Pool #AL0152 6.00% 2040[15]	6,005	7,050
Fannie Mae Pool #AB4050 4.00% 2041[15]	602	673
Fannie Mae Pool #AJ4189 4.00% 2041[15]	393	440
Fannie Mae Pool #AJ4154 4.00% 2041[15]	384	430
Fannie Mae Pool #AJ0257 4.00% 2041[15]	157	177
Fannie Mae Pool #AL1571 5.00% 2041[15]	5,827	6,718
Fannie Mae Pool #AL0913 6.00% 2041[15]	4,159	4,886
Fannie Mae Pool #AP7553 3.00% 2042[15]	29,677	31,799
Fannie Mae Pool #AO6721 4.00% 2042[15]	16,146	17,942
Fannie Mae Pool #AJ9165 4.00% 2042[15]	9,787	10,863
Fannie Mae Pool #AL2745 4.00% 2042[15]	3,032	3,393
Fannie Mae Pool #890445 4.00% 2042[15]	2,166	2,405
Fannie Mae Pool #AO1820 4.00% 2042[15]	1,414	1,571
Fannie Mae Pool #890407 4.00% 2042[15]	1,016	1,137
Fannie Mae Pool #AS0831 4.50% 2043[15]	1,443	1,594
Fannie Mae Pool #AX2782 4.00% 2044[15]	6,218	6,836
Fannie Mae Pool #AW4026 4.00% 2044[15]	5,014	5,541
Fannie Mae Pool #AW4156 4.00% 2044[15]	4,413	4,877
Fannie Mae Pool #AY1313 4.00% 2045[15]	10,760	11,888
Fannie Mae Pool #AL8522 3.50% 2046[15]	1,703	1,882
Fannie Mae Pool #AS7759 4.00% 2046[15]	26,455	29,223
Fannie Mae Pool #AS7939 4.00% 2046[15]	18,832	20,802
Fannie Mae Pool #AS6840 4.00% 2046[15]	13,519	14,934
Fannie Mae Pool #AS7760 4.00% 2046[15]	12,178	13,344
Fannie Mae Pool #AS7598 4.00% 2046[15]	11,824	13,061
Fannie Mae Pool #BC4712 4.00% 2046[15]	10,697	11,703
Fannie Mae Pool #BC4801 4.00% 2046[15]	6,536	7,151
Fannie Mae Pool #AL9190 4.00% 2046[15]	4,293	4,697
Fannie Mae Pool #BC8719 4.00% 2046[15]	4,118	4,549
Fannie Mae Pool #BC8720 4.00% 2046[15]	3,385	3,703
Fannie Mae Pool #BD1967 4.00% 2046[15]	3,257	3,597
Fannie Mae Pool #BD5477 4.00% 2046[15]	145	158
Fannie Mae Pool #MA2691 4.50% 2046[15]	2,413	2,653
Fannie Mae Pool #MA3182 3.50% 2047[15]	19,222	20,380
Fannie Mae Pool #AS9313 4.00% 2047[15]	9,935	11,013
Fannie Mae Pool #MA3058 4.00% 2047[15]	8,828	9,479
Fannie Mae Pool #BJ1668 4.00% 2047[15]	6,499	7,109
Fannie Mae Pool #BH2491 4.00% 2047[15]	4,934	5,397
Fannie Mae Pool #BE3229 4.00% 2047[15]	3,582	3,904
Fannie Mae Pool #MA3211 4.00% 2047[15]	1,578	1,694
Fannie Mae Pool #BD7165 4.00% 2047[15]	76	81
Fannie Mae Pool #AS9454 4.00% 2047[15]	73	79
Fannie Mae Pool #MA2907 4.00% 2047[15]	72	78
Fannie Mae Pool #CA0243 4.50% 2047[15]	41,066	44,604
Fannie Mae Pool #BM4187 4.50% 2047[15]	33,086	37,104
Fannie Mae Pool #CA0623 4.50% 2047[15]	34,023	36,914
Fannie Mae Pool #256942 7.00% 2047[15]	57	66
Fannie Mae Pool #FM3278 3.50% 2048[15]	17,899	18,955
Fannie Mae Pool #MA3442 3.50% 2048[15]	21	22
Fannie Mae Pool #CA2157 4.00% 2048[15]	54,330	58,829
Fannie Mae Pool #CA2033 4.00% 2048[15]	24,528	26,479
Fannie Mae Pool #BK0920 4.00% 2048[15]	565	603
Fannie Mae Pool #MA3384 4.00% 2048[15]	379	406
Fannie Mae Pool #BJ9252 4.00% 2048[15]	118	126
Fannie Mae Pool #BK0915 4.00% 2048[15]	35	38
Fannie Mae Pool #MA3357 4.00% 2048[15]	12	13
Fannie Mae Pool #BJ2751 4.50% 2048[15]	32,425	35,057
Fannie Mae Pool #CA1952 4.50% 2048[15]	31,623	34,216
Fannie Mae Pool #CA2204 4.50% 2048[15]	30,389	32,833

Capital Income Builder	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BK4872 4.50% 2048[15]	$9,692	$10,494
Fannie Mae Pool #CA2493 4.50% 2048[15]	2,016	2,181
Fannie Mae Pool #BO2264 3.00% 2049[15]	16,019	17,414
Fannie Mae Pool #CA4534 3.00% 2049[15]	14,549	15,767
Fannie Mae Pool #CA3373 3.50% 2049[15]	45,614	48,882
Fannie Mae Pool #FM1257 3.50% 2049[15]	7,863	8,555
Fannie Mae Pool #FM4197 3.50% 2049[15]	7,052	7,450
Fannie Mae Pool #BM5485 3.50% 2049[15]	161	170
Fannie Mae Pool #FM1262 4.00% 2049[15]	43,782	47,721
Fannie Mae Pool #CA4819 4.00% 2049[15]	19,258	21,061
Fannie Mae Pool #FM2675 4.00% 2049[15]	15,647	17,041
Fannie Mae Pool #BP1961 3.00% 2050[15]	174,049	186,681
Fannie Mae Pool #CA5690 3.00% 2050[15]	121,685	130,517
Fannie Mae Pool #FM2872 3.00% 2050[15]	52,517	57,007
Fannie Mae Pool #CA5216 3.00% 2050[15]	28,263	30,203
Fannie Mae Pool #BO6274 3.00% 2050[15]	23,585	25,639
Fannie Mae Pool #CA5226 3.00% 2050[15]	13,951	14,868
Fannie Mae Pool #CA6495 3.50% 2050[15]	1,026	1,084
Fannie Mae Pool #FM2676 4.00% 2050[15]	13,191	14,427
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[15]	376	426
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 0.429% 2036[11,15]	919	919
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[15]	43	49
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[15]	52	63
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[11,15]	2,890	3,224
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[15]	947	885
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[15]	628	598
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[15]	215	203
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[15]	123	116
Freddie Mac Pool #G13173 5.50% 2023[15]	176	183
Freddie Mac Pool #ZK3460 3.50% 2026[15]	58	61
Freddie Mac Pool #RD5008 3.50% 2029[15]	487	515
Freddie Mac Pool #ZS7148 3.50% 2030[15]	19	20
Freddie Mac Pool #V62089 3.50% 2033[15]	917	973
Freddie Mac Pool #ZS8716 3.50% 2033[15]	626	663
Freddie Mac Pool #G18723 3.50% 2034[15]	11,165	11,830
Freddie Mac Pool #ZT1799 3.50% 2034[15]	1,536	1,624
Freddie Mac Pool #J40379 3.50% 2034[15]	457	483
Freddie Mac Pool #SB8073 1.50% 2035[15]	1,027,971	1,049,948
Freddie Mac Pool #SB8068 1.50% 2035[15]	366,863	374,706
Freddie Mac Pool #SB8067 1.50% 2035[15]	177,907	181,710
Freddie Mac Pool #SB8066 1.50% 2035[15]	23,662	24,168
Freddie Mac Pool #QN3326 1.50% 2035[15]	7,920	8,089
Freddie Mac Pool #QN3212 1.50% 2035[15]	3,983	4,068
Freddie Mac Pool #QN3055 1.50% 2035[15]	1,311	1,339
Freddie Mac Pool #QN3000 1.50% 2035[15]	265	271
Freddie Mac Pool #ZA2505 3.50% 2038[15]	847	893
Freddie Mac Pool #A76884 5.00% 2038[15]	904	1,041
Freddie Mac Pool #G04697 5.50% 2038[15]	1,546	1,797
Freddie Mac Pool #RB5001 3.50% 2039[15]	1,301	1,373
Freddie Mac Pool #A87873 5.00% 2039[15]	6,240	7,199
Freddie Mac Pool #G06061 4.00% 2040[15]	947	1,044
Freddie Mac Pool #G06789 6.00% 2040[15]	63	75
Freddie Mac Pool #Q00232 4.50% 2041[15]	10,309	11,586
Freddie Mac Pool #Q00850 4.50% 2041[15]	346	388
Freddie Mac Pool #G08456 5.00% 2041[15]	212	237
Freddie Mac Pool #G06841 5.50% 2041[15]	2,862	3,324
Freddie Mac Pool #G60546 4.00% 2042[15]	8,106	8,863
Freddie Mac Pool #Q21442 4.50% 2043[15]	1,032	1,156
Freddie Mac Pool #760014 3.194% 2045[11,15]	1,627	1,695
Freddie Mac Pool # G60138 3.50% 2045[15]	25,755	28,827
Freddie Mac Pool #G60279 4.00% 2045[15]	10,708	11,686
Freddie Mac Pool #T65389 3.50% 2046[15]	197	205
Freddie Mac Pool #Q41088 4.00% 2046[15]	18,926	20,711
Freddie Mac Pool #Q41905 4.00% 2046[15]	9,590	10,495
Freddie Mac Pool #Q42626 4.00% 2046[15]	9,561	10,462
Freddie Mac Pool #Q44227 4.00% 2046[15]	2,038	2,222
Freddie Mac Pool #G08792 3.50% 2047[15]	54,366	57,671

28	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #V83476 3.50% 2047[15]	$12,546	$13,256
Freddie Mac Pool #G08788 3.50% 2047[15]	5,644	5,979
Freddie Mac Pool #Q52157 3.50% 2047[15]	4,191	4,444
Freddie Mac Pool #G08793 4.00% 2047[15]	48,996	52,566
Freddie Mac Pool #Q49716 4.50% 2047[15]	1,451	1,577
Freddie Mac Pool #Q52596 4.50% 2047[15]	727	790
Freddie Mac Pool #K39018 6.50% 2047[15]	324	350
Freddie Mac Pool #G08800 3.50% 2048[15]	1,513	1,605
Freddie Mac Pool #ZS4771 3.50% 2048[15]	851	899
Freddie Mac Pool #ZM8301 3.50% 2048[15]	61	64
Freddie Mac Pool #ZS4784 3.50% 2048[15]	12	13
Freddie Mac Pool #SI2002 4.00% 2048[15]	2,667	2,853
Freddie Mac Pool #Q55986 4.50% 2048[15]	34,965	37,846
Freddie Mac Pool #SD0214 3.00% 2049[15]	59,657	64,851
Freddie Mac Pool #SD7507 3.00% 2049[15]	29,640	32,328
Freddie Mac Pool #QA5741 3.00% 2049[15]	7,614	8,252
Freddie Mac Pool #QA5125 3.50% 2049[15]	2,584	2,855
Freddie Mac Pool #ZT1593 3.50% 2049[15]	163	172
Freddie Mac Pool #SD7512 3.00% 2050[15]	138,634	149,093
Freddie Mac Pool #SD7514 3.50% 2050[15]	76,046	82,150
Freddie Mac Pool #RA2472 3.50% 2050[15]	68,987	76,014
Freddie Mac, Series 2122, Class QM, 6.25% 2029[15]	847	946
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[15]	8,461	8,550
Freddie Mac, Series K023, Class A2, Multi Family, 2.307% 2022[15]	18,009	18,559
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[15]	10,110	10,382
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[15]	41,420	42,652
Freddie Mac, Series K024, Class A2, Multi Family, 2.573% 2022[15]	5,965	6,169
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[15]	11,565	11,830
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[15]	3,507	3,615
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[15]	9,380	9,944
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 2023[15]	10,000	10,819
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 2025[15]	15,000	16,777
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[15]	3,500	3,826
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[15]	4,360	4,938
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[11,15]	14,250	16,251
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[15]	4,810	5,469
Freddie Mac, Series K064, Class A2, Multi Family, 3.224% 2027[11,15]	4,390	4,995
Freddie Mac, Series K068, Class A2, Multi Family, 3.244% 2027[15]	2,350	2,682
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[11,15]	2,621	3,018
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[15]	268	258
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[15]	1,217	1,169
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[15]	762	713
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[15]	451	429
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[15]	333	317
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[15]	233	220
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[15]	134	128
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[11,15]	15,462	16,360
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[15]	15,218	16,142
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[15]	12,489	13,529
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[15]	2,394	2,629
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[15]	12,617	13,697
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[11,15]	22,113	24,104
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[15]	24,836	26,756
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[15]	14,627	16,316
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[15]	12,187	13,580
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[15]	27,455	29,695
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[15]	6,659	7,431
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[15]	5,368	5,985
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[15]	3,617	3,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[15]	2,652	2,855
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[15]	51,779	55,204
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[15]	1,111	1,172
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[15]	66,817	70,132
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[15]	21,196	21,336

Capital Income Builder	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[15]	$3,568	$3,668
Government National Mortgage Assn. 2.00% 2050[15,16]	317,473	328,807
Government National Mortgage Assn. 2.50% 2050[15,16]	960	1,003
Government National Mortgage Assn. 3.50% 2050[15,16]	33,972	35,813
Government National Mortgage Assn. 4.00% 2050[15,16]	6,541	6,956
Government National Mortgage Assn. 2.00% 2051[15,16]	557,531	576,348
Government National Mortgage Assn. Pool #736682 4.50% 2037[15]	1,273	1,406
Government National Mortgage Assn. Pool #783690 6.00% 2039[15]	1,404	1,604
Government National Mortgage Assn. Pool #738938 6.50% 2039[15]	160	187
Government National Mortgage Assn. Pool #751708 3.50% 2040[15]	155	165
Government National Mortgage Assn. Pool #783539 5.00% 2040[15]	1,550	1,691
Government National Mortgage Assn. Pool #783689 5.50% 2040[15]	1,821	2,100
Government National Mortgage Assn. Pool #783687 4.50% 2041[15]	1,663	1,802
Government National Mortgage Assn. Pool #783688 5.00% 2041[15]	1,926	2,158
Government National Mortgage Assn. Pool #005198 6.50% 2041[15]	667	772
Government National Mortgage Assn. Pool #MA3175 4.50% 2045[15]	24,314	27,085
Government National Mortgage Assn. Pool #MA3246 4.50% 2045[15]	3,155	3,515
Government National Mortgage Assn. Pool #MA2894 4.50% 2045[15]	2,273	2,532
Government National Mortgage Assn. Pool #MA5077 3.50% 2048[15]	12,689	13,477
Government National Mortgage Assn. Pool #MA5468 5.00% 2048[15]	1,468	1,594
Government National Mortgage Assn. Pool #MA5530 5.00% 2048[15]	398	435
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[15]	3,323	3,578
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[15]	49,325	53,449
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[15]	29,414	31,877
Government National Mortgage Assn. Pool #MA5712 5.00% 2049[15]	5,036	5,469
Government National Mortgage Assn. Pool #MA6931 2.50% 2050[15]	100,000	104,890
Government National Mortgage Assn. Pool #MA6995 2.50% 2050[15]	292	306
Government National Mortgage Assn. Pool #MA6767 3.50% 2050[15]	9,661	10,249
Government National Mortgage Assn. Pool #MA5712 4.50% 2050[15,16]	16,882	18,113
Government National Mortgage Assn. Pool #773426 4.70% 2061[15]	9	10
Government National Mortgage Assn. Pool #795485 4.647% 2062[15]	82	86
Government National Mortgage Assn. Pool #AG8117 4.78% 2064[15]	9	9
Government National Mortgage Assn. Pool #AG8207 4.837% 2064[15]	10	11
Government National Mortgage Assn. Pool #AG8088 4.837% 2064[15]	10	11
Government National Mortgage Assn. Pool #AG8193 4.852% 2064[15]	14	15
Government National Mortgage Assn. Pool #AG8244 4.836% 2065[15]	10	11
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[15]	821	769
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[15]	631	622
Uniform Mortgage-Backed Security 1.50% 2035[15,16]	183,160	186,752
Uniform Mortgage-Backed Security 2.00% 2035[15,16]	19,540	20,238
Uniform Mortgage-Backed Security 2.50% 2035[15,16]	250,000	259,809
Uniform Mortgage-Backed Security 2.50% 2035[15,16]	28,730	29,852
Uniform Mortgage-Backed Security 1.50% 2036[15,16]	116,840	119,035
Uniform Mortgage-Backed Security 2.00% 2036[15,16]	182,534	188,788
Uniform Mortgage-Backed Security 3.00% 2050[15,16]	130,140	136,027
Uniform Mortgage-Backed Security 3.50% 2050[15,16]	95,581	100,993
Uniform Mortgage-Backed Security 4.00% 2050[15,16]	45,639	48,744
Uniform Mortgage-Backed Security 4.50% 2050[15,16]	57,440	62,123
Uniform Mortgage-Backed Security 4.50% 2050[15,16]	18,919	20,464
		6,726,263

Collateralized mortgage-backed obligations (privately originated) 0.56%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[5,11,15]	12,466	12,620
Bear Stearns ARM Trust, Series 2003-8, Class IIIA, 3.672% 2034[11,15]	329	291
Cascade Funding Mortgage Trust, Series 2020-HB3, Class A, 2.812% 2030[5,11,15]	12,455	12,579
Cascade Funding Mortgage Trust, Series 2020-HBA, Class A, 3.405% 2030[5,11,15]	11,866	12,034
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 2058[5,11,15]	4,725	5,120
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[15]	172	184
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[15]	99	105
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[15]	140	148
Finance of America HECM Buyout, Series 2020-HB2, Class A, 1.71% 2030[5,11,15]	11,732	11,773
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[5,15]	15,363	16,602
Flagstar Mortgage Trust, Series 2017-2, Class A5, 3.50% 2047[5,11,15]	1,763	1,770
Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.00% 2048[5,11,15]	12,047	12,400
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00% 2047[5,11,15]	1,456	1,470
JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50% 2047[5,11,15]	861	865

30	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 2050[5,11,15]	$6,699	$6,937
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[5,11,15]	4,590	4,638
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[5,11,15]	3,996	4,034
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.046% 2053[5,11,15]	26,966	27,024
Metlife Securitization Trust, Series 2018-1A, Class A, 3.75% 2057[5,11,15]	8,627	9,291
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 2062[5,11,15]	449	466
Mortgage Repurchase Agreement Financing Trust, Series 2020-2, Class A1, (1-month USD-LIBOR + 1.75%) 1.897% 2022[5,11,15]	40,433	40,505
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.145% 2022[5,11,15]	19,567	19,620
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 2.145% 2023[5,11,15]	19,954	19,954
New York Mortgage Trust, Series 2020-SP1, Class A1, 3.9616% 2060[5,15]	30,635	30,779
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[5,11,15]	4,726	4,911
Progress Residential Trust, Series 2018-SFR1, Class A, 3.255% 2035[5,15]	7,296	7,356
Progress Residential Trust, Series 2018-SFR2, Class A, 3.712% 2035[5,15]	4,913	5,022
Progress Residential Trust, Series 2018-SFR3, Class A, 3.88% 2035[5,15]	6,497	6,678
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[5,11,15]	4,070	4,172
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1, 3.793% 2048[5,11,15]	8,015	8,071
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.75% 2055[5,11,15]	1,829	1,877
Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.50% 2055[5,11,15]	6,000	6,367
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[5,11,15]	13,093	13,387
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.749% 2057[5,11,15]	2,125	2,122
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[5,11,15]	27,455	28,353
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[5,11,15]	16,173	16,654
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[5,11,15]	1,515	1,569
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[5,11,15]	32,534	34,141
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[5,11,15]	5,381	5,637
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[5,15]	121,956	125,199
		522,725

Commercial mortgage-backed securities 0.11%
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.998% 2036[5,11,15]	14,672	14,153
GS Mortgage Securities Corp. II, Series 2019-BOCA, Class A, (1-month USD-LIBOR + 1.20%) 1.349% 2038[5,11,15]	27,772	27,265
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A4, 4.753% 2044[5,15]	6,586	6,597
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A4, 3.377% 2045[15]	2,593	2,631
GS Mortgage Securities Corp. II, Series 2014-GC18, Class B, 4.885% 2047[11,15]	3,900	3,713
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2038[5,11,15]	35,000	33,963
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class D, 4.167% 2046[11,15]	342	237
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[15]	3,000	3,133
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.398% 2049[5,11,15]	4,500	4,167
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 2047[15]	4,000	4,357
		100,216

Total mortgage-backed obligations		7,349,204

Asset-backed obligations 0.45%
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 2022[5,15]	4,010	4,045
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[5,15]	12,814	13,148
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[5,15]	28,313	28,662
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[5,15]	1,383	1,406
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[5,15]	444	444
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 2031[5,15]	2,000	1,986
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 2031[5,15]	2,000	1,948
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[5,15]	39,249	39,763
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[5,15]	6,430	6,506
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[5,15]	1,303	1,313
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[5,15]	242	245
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[5,15]	791	790
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[5,15]	995	993

Capital Income Builder	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CLI Funding V LLC, Series 2020-2A, Class B, 3.56% 2045[5,15]		$374	$375
CLI Funding V LLC, Series 2020-1A, Class B, 3.62% 2045[5,15]		650	654
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[5,15]		9,264	9,470
CWABS, Inc., Series 2004-15, Class AF6, 4.613% 2035[15]		8	8
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, (1-month USD-LIBOR + 0.19%) 0.338% 2035[11,15]		49	47
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, (1-month USD-LIBOR + 0.14%) 0.288% 2036[11,15]		2,728	2,508
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 0.288% 2037[11,15]		3,290	3,150
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 0.298% 2037[11,15]		7,157	6,899
Drive Auto Receivables Trust, Series 2017-3, Class D, 3.53% 2023[5,15]		603	612
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78% 2025[15]		11,450	11,742
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 2027[15]		6,757	6,910
Exeter Automobile Receivables Trust, Series 2020-1A, Class A, 2.05% 2023[5,15]		1,949	1,964
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[5,15]		5,710	5,898
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[5,15]		41,009	40,923
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[5,15]		38,475	38,883
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[5,15]		22,965	24,701
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[5,15]		9,089	9,518
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[5,15]		40,645	44,419
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[5,15]		66,622	65,478
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[5,15]		2,883	2,870
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[5,15]		1,522	1,523
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[5,15]		418	421
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[5,15]		3,242	3,261
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 2037[15]		1,537	1,560
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[5,11,15]		4,494	4,485
Textainer Marine Containers Ltd., Series 2020-2A, Class B, 3.34% 2045[5,15]		1,191	1,188
Textainer Marine Containers Ltd., Series 2020-2A, Class A, 2.10% 2045[5,15]		408	408
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[5,15]		5,335	5,473
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[5,15]		1,986	1,987
Triton Container Finance LLC, Series 2020-1, Class B, 3.74% 2045[5,15]		794	793
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85% 2024[15]		13,528	13,871
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 0.935% 2026[5,11,15]		2,577	2,568
Total asset-backed obligations			415,816

Bonds & notes of governments & government agencies outside the U.S. 0.19%
Dominican Republic 5.875% 2060[5]		700	672
Honduras (Republic of) 8.75% 2020		4,450	4,483
Panama (Republic of) 4.50% 2056		2,585	3,199
Portuguese Republic 5.125% 2024		41,500	48,491
Qatar (State of) 4.50% 2028[5]		7,070	8,482
Qatar (State of) 5.103% 2048[5]		4,800	6,632
Romania 3.50% 2034		€1,770	2,335
Saudi Arabia (Kingdom of) 3.628% 2027[5]		$5,000	5,567
Saudi Arabia (Kingdom of) 3.625% 2028[5]		11,435	12,709
United Mexican States, Series M, 6.50% 2021	MXN	1,520,500	72,552
United Mexican States 3.25% 2030		$5,965	6,175
United Mexican States 5.00% 2051		2,370	2,714
Total bonds & notes of governments & government agencies outside the U.S.			174,011

Federal agency bonds & notes 0.04%
Fannie Mae 2.125% 2026		37,230	40,405

Municipals 0.04%
Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033		22,485	22,534

32	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	$8,155	$8,246

California 0.01%
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,875	3,990

South Carolina 0.00%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	1,605	1,811
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,000	1,153
		2,964

Washington 0.00%
Energy Northwest, Electric Rev. Bonds (Columbia Generating Station), Series 2015-B, 2.814% 2024	1,565	1,632

Ohio 0.00%
Higher Educational Facs. Auth., Healthcare Fac. Rev. Bonds (Judson Obligated Group 2020 Project), Series 2020-A, 3.75% 2023	895	895
Total municipals		40,261

Total bonds, notes & other debt instruments (cost: $22,199,396,000)		23,411,929

Short-term securities 5.08%	Shares
Money market investments 5.08%
BlackRock Liquidity Funds – FedFund, Institutional Shares (0.01)%[17,18]	62,000,000	62,000
Capital Group Central Cash Fund 0.11%[4,17]	45,304,490	4,530,902
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[17,18]	1,000,000	1,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%[17,18]	62,000,000	62,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.01%[17,18]	33,137,479	33,138
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%[17,18]	4,000,000	4,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.02%[17,18]	12,000,000	12,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[17,18]	20,000,000	20,000
		4,725,040

Total short-term securities (cost: $4,724,384,000)		4,725,040

Total investment securities 101.82% (cost: $87,402,591,000)		94,781,949
Other assets less liabilities (1.82)%		(1,694,036)

Net assets 100.00%		$93,087,913

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [19]	10/31/2020 [20]	at 10/31/2020
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Short	8,162	March 2021	$(2,040,500)	$(2,036,317)	$(270)
2 Year U.S. Treasury Note Futures	Long	7,855	January 2021	1,571,000	1,734,728	(100)
5 Year U.S. Treasury Note Futures	Long	8,456	January 2021	845,600	1,062,087	(2,183)
10 Year Ultra U.S. Treasury Note Futures	Short	2,928	December 2020	(292,800)	(460,519)	5,692
10 Year U.S. Treasury Note Futures	Short	3,689	December 2020	(368,900)	(509,889)	3,243
20 Year U.S. Treasury Bond Futures	Short	236	December 2020	(23,600)	(40,703)	533
30 Year Ultra U.S. Treasury Bond Futures	Long	3,832	December 2020	383,200	823,880	(26,253)
						$(19,338)

Capital Income Builder	33

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2020 (000)
USD448	EUR380	HSBC Bank	11/9/2020	$5

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	premium	appreciation
		Expiration	Notional	10/31/2020	paid	at 10/31/2020
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.18075%	3/29/2024	$30,600	$(1,952)	$2	$(1,954)
3-month USD-LIBOR	2.194%	3/29/2024	30,800	(1,978)	3	(1,981)
3-month USD-LIBOR	2.21875%	3/29/2024	32,300	(2,101)	3	(2,104)
3-month USD-LIBOR	0.243%	5/2/2024	2,089,300	5,171	1,464	3,707
3-month USD-LIBOR	2.3075%	5/3/2024	591,800	(41,322)	12	(41,334)
U.S. EFFR	0.11%	5/18/2024	628,700	776	25	751
U.S. EFFR	0.1275%	6/25/2025	271,500	934	21	913
U.S. EFFR	0.105%	6/30/2025	271,300	1,241	22	1,219
U.S. EFFR	0.0975%	6/30/2025	147,385	726	12	714
U.S. EFFR	0.106%	6/30/2025	119,815	543	10	533
U.S. EFFR	0.10875%	7/6/2025	253,600	1,140	20	1,120
U.S. EFFR	0.0995%	7/9/2025	126,600	628	10	618
U.S. EFFR	0.105%	7/9/2025	126,600	595	10	585
U.S. EFFR	0.099%	7/10/2025	311,300	1,557	25	1,532
3-month USD-LIBOR	0.619%	12/20/2029	739,000	14,024	912	13,112
3-month USD-LIBOR	0.811%	7/27/2050	187,800	24,636	892	23,744
					$3,443	$1,175

Investments in affiliates4

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	11/1/2019	Additions	Reductions	(loss) gain	(depreciation)	10/31/2020	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Common stocks 0.79%
Utilities 0.00%
E.ON SE1,21	$1,431,366	$63,985	$306,726	$(12,906)	$59,089	$—	$65,028
Consumer staples 0.12%
Vector Group Ltd.	—	109,019	121	—	(20,439)	88,459	4,859
Convenience Retail Asia Ltd.[1]	24,696	—	—	—	4,147	28,843	3,045
						117,302
Information technology 0.00%
VTech Holdings Ltd.[1,21]	176,385	—	130,046	(71,133)	51,600	—	5,480
Real estate 0.00%
TAG Immobilien AG1,21	284,691	15,850	143,523	8,161	25,857	—	7,369
Communication services 0.14%
Euskaltel, SA, non-registered shares[1]	108,001	—	—	—	2,493	110,494	4,024
Zegona Communications PLC[1]	17,341	—	—	—	2,796	20,137	840
Gannett Co., Inc.[21]	92,739	—	57,444	(51,074)	15,779	—	—
						130,631

34	Capital Income Builder

Investments in affiliates4 (continued)

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	11/1/2019	Additions	Reductions	(loss) gain	(depreciation)	10/31/2020	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Industrials 0.53%
BOC Aviation Ltd.[1]	$168,966	$120,098	$4,774	$(3,286)	$(59,566)	$221,438	$7,956
Trinity Industries, Inc.	—	146,371	3	—	(1,074)	145,294	3,293
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1]	126,840	48,382	21,735	(7,471)	(21,962)	124,054	9,825
						490,786
Consumer discretionary 0.00%
AA PLC[1,21]	20,244	—	7,170	(101,922)	88,848	—	—
Dine Brands Global, Inc.[21]	80,140	—	26,382	(80,974)	27,216	—	1,481
Six Flags Entertainment Corp.[21]	231,497	—	130,842	(130,925)	30,270	—	5,144
						—
Total common stocks						738,719
Short-term securities 4.87%
Money market investments 4.87%
Capital Group Central Cash Fund 0.11%[17]	4,207,366	17,640,241	17,314,463	(2,082)	(160)	4,530,902	41,938
Total 5.66%				$(453,612)	$204,894	$5,269,621	$160,282

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $25,969,356,000, which represented 27.90% of the net assets of the fund. This amount includes $25,880,000,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was on loan. The total value of all such securities was $255,859,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,147,211,000, which represented 3.38% of the net assets of the fund.
[6]	Value determined using significant unobservable inputs.
[7]	Amount less than one thousand.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $204,555,000, which represented .22% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Step bond; coupon rate may change at a later date.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Scheduled interest and/or principal payment was not received.
[13]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[14]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,997,000, which represented less than .01% of the net assets of the fund.
[15]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[16]	Purchased on a TBA basis.
[17]	Rate represents the seven-day yield at 10/31/2020.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Notional amount is calculated based on the number of contracts and notional contract size.
[20]	Value is calculated based on the notional amount and current market price.
[21]	Unaffiliated issuer at 10/31/2020.

Capital Income Builder	35

Key to abbreviations and symbols

ADR = American Depositary Receipts

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

CLO = Collateralized Loan Obligations

CMT = Constant Maturity Treasury

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

Fac. = Facility

Facs. = Facilities

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

36	Capital Income Builder

Financial statements

Statement of assets and liabilities at October 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $255,859 of investment securities on loan):
Unaffiliated issuers (cost: $82,041,768)	$89,512,328
Affiliated issuers (cost: $5,360,823)	5,269,621	$94,781,949
Cash		9,851
Cash denominated in currencies other than U.S. dollars (cost: $25,362)		25,356
Unrealized appreciation on open forward currency contracts		5
Receivables for:
Sales of investments	3,664,641
Sales of fund’s shares	222,446
Dividends and interest	444,469
Securities lending income	81
Variation margin on futures contracts	1,787
Variation margin on swap contracts	3,041
Other	7,157	4,343,622
		99,160,783
Liabilities:
Collateral for securities on loan		194,138
Payables for:
Purchases of investments	5,625,733
Repurchases of fund’s shares	203,338
Investment advisory services	16,842
Services provided by related parties	20,648
Trustees’ deferred compensation	1,948
Variation margin on futures contracts	2,432
Variation margin on swap contracts	84
Other	7,707	5,878,732
Net assets at October 31, 2020		$93,087,913
Net assets consist of:
Capital paid in on shares of beneficial interest		$90,398,659
Total distributable earnings		2,689,254
Net assets at October 31, 2020		$93,087,913

See notes to financial statements.

Capital Income Builder	37

Statement of assets and liabilities at October 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,647,248 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$56,666,574	1,002,664		$56.52
Class C	2,082,585	36,777		56.63
Class T	9	—	*	56.52
Class F-1	3,033,008	53,673		56.51
Class F-2	10,126,268	179,319		56.47
Class F-3	4,102,148	72,603		56.50
Class 529-A	2,164,196	38,308		56.49
Class 529-C	126,765	2,239		56.61
Class 529-E	67,840	1,200		56.51
Class 529-T	11	—	*	56.52
Class 529-F-1	39	1		56.50
Class 529-F-2	110,377	1,953		56.52
Class 529-F-3	10	—	*	56.52
Class R-1	61,598	1,089		56.56
Class R-2	378,956	6,704		56.53
Class R-2E	39,777	707		56.27
Class R-3	673,181	11,911		56.52
Class R-4	474,813	8,404		56.50
Class R-5E	54,656	969		56.43
Class R-5	274,101	4,849		56.53
Class R-6	12,651,001	223,878		56.51

*	Amount less than one thousand.

See notes to financial statements.

38	Capital Income Builder

Financial statements (continued)

Statement of operations for the year ended October 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $115,672; also includes $160,282 from affiliates)	$3,238,215
Interest (net of non-U.S. taxes of $18)	667,560
Securities lending income (net of fees)	2,322	$3,908,097
Fees and expenses*:
Investment advisory services	230,460
Distribution services	208,830
Transfer agent services	75,497
Administrative services	29,944
Reports to shareholders	4,104
Registration statement and prospectus	1,271
Trustees’ compensation	778
Auditing and legal	586
Custodian	4,674
Other	1,834	557,978
Net investment income		3,350,119

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(3,681,539)
Affiliated issuers	(453,612)
Futures contracts	251,805
Forward currency contracts	(18)
Swap contracts	(259,692)
Currency transactions	(21,362)	(4,164,418)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(4,385,256)
Affiliated issuers	204,894
Futures contracts	(10,759)
Forward currency contracts	6
Swap contracts	166,533
Currency translations	4,888	(4,019,694)
Net realized loss and unrealized depreciation		(8,184,112)

Net decrease in net assets resulting from operations		$(4,833,993)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

Capital Income Builder	39

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2020	2019
Operations:
Net investment income	$3,350,119	$3,327,411
Net realized (loss) gain	(4,164,418)	1,436,547
Net unrealized (depreciation) appreciation	(4,019,694)	5,701,721
Net (decrease) increase in net assets resulting from operations	(4,833,993)	10,465,679

Distributions paid to shareholders	(4,567,834)	(3,657,716)

Net capital share transactions	(2,989,990)	(981,900)

Total (decrease) increase in net assets	(12,391,817)	5,826,063

Net assets:
Beginning of year	105,479,730	99,653,667
End of year	$93,087,913	$105,479,730

See notes to financial statements.

40	Capital Income Builder

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 and Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital Income Builder	41

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

42	Capital Income Builder

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2020 (dollars in thousands):

Capital Income Builder	43

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$5,719,084	$4,327,128	$—		$10,046,212
Utilities	3,389,435	5,152,059	—		8,541,494
Health care	5,564,847	2,921,295	—		8,486,142
Consumer staples	4,585,977	3,496,357	—		8,082,334
Information technology	6,323,620	1,649,974	—		7,973,594
Real estate	3,888,891	1,529,114	—		5,418,005
Communication services	2,433,869	2,245,052	—		4,678,921
Industrials	2,306,978	1,695,413	—		4,002,391
Energy	3,109,627	546,125	189		3,655,941
Materials	1,375,773	1,649,969	—		3,025,742
Consumer discretionary	530,291	634,811	—		1,165,102
Preferred securities	—	130,125	—		130,125
Rights & warrants	—	—	—	*	—	*
Convertible stocks	1,379,957	—	—		1,379,957
Convertible bonds & notes	—	59,020	—		59,020
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	7,958,239	—		7,958,239
Corporate bonds, notes & loans	—	7,433,993	—		7,433,993
Mortgage-backed obligations	—	7,349,204	—		7,349,204
Asset-backed obligations	—	415,816	—		415,816
Bonds & notes of governments & government agencies outside the U.S.	—	174,011	—		174,011
Federal agency bonds & notes	—	40,405	—		40,405
Municipals	—	40,261	—		40,261
Short-term securities	4,725,040	—	—		4,725,040
Total	$45,333,389	$49,448,371	$189		$94,781,949

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$9,468	$—	$—	$9,468
Unrealized appreciation on open forward currency contracts	—	5	—	5
Unrealized appreciation on interest rate swaps	—	48,548	—	48,548
Liabilities:
Unrealized depreciation on futures contracts	(28,806)	—	—	(28,806)
Unrealized depreciation on interest rate swaps	—	(47,373)	—	(47,373)
Total	$(19,338)	$1,180	$—	$(18,158)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in

44	Capital Income Builder

securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below

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preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2020, the total value of securities on loan was $255,859,000, and the total value of collateral received was $268,753,000. Collateral received includes cash of $194,138,000 and U.S. government securities of $74,615,000. Investment securities purchased from cash collateral, if any, are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $9,808,292,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

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On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $427,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $25,050,212,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, October 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$9,468	Unrealized depreciation*	$28,806
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5	Unrealized depreciation on open forward currency contracts	—
Swap	Interest	Unrealized appreciation*	48,548	Unrealized depreciation*	47,373
			$58,021		$76,179

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$251,805	Net unrealized depreciation on futures contracts	$(10,759)
Forward currency	Currency	Net realized loss on forward currency contracts	(18)	Net unrealized appreciation on forward currency contracts	6
Swap	Interest	Net realized loss on swap contracts	(259,692)	Net unrealized appreciation on swap contracts	166,533
			$(7,905)		$155,780

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps and future delivery contracts. For securities

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lending, the fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
HSBC Bank	$5	$—	$—	$—	$5

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2020, the fund recognized $143,241,000 in reclaims related to European court rulings, net of fees, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on

48	Capital Income Builder

certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2020, the fund reclassified $133,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$498,083
Capital loss carryforward[1]	(4,286,519)
Gross unrealized appreciation on investments	12,592,726
Gross unrealized depreciation on investments	(6,024,999)
Net unrealized appreciation on investments	6,567,727
Cost of investments	88,192,621

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$2,145,670		$623,822		$2,769,492		$2,281,484		$—	$2,281,484
Class C	78,376		31,904		110,280		101,725		—	101,725
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	—	[2]
Class F-1	123,897		38,363		162,260		140,835		—	140,835
Class F-2	402,470		108,221		510,691		386,951		—	386,951
Class F-3	166,546		42,824		209,370		158,085		—	158,085
Class 529-A	76,862		22,073		98,935		79,578		—	79,578
Class 529-C	7,702		3,482		11,184		10,942		—	10,942
Class 529-E	2,456		781		3,237		2,714		—	2,714
Class 529-T	1		—	[2]	1		—	[2]	—	—	[2]
Class 529-F-1	4,175		1,106		5,281		4,108		—	4,108
Class 529-F-2[3]	—		—		—
Class 529-F-3[3]	—		—		—
Class R-1	1,981		785		2,766		2,552		—	2,552
Class R-2	11,477		4,382		15,859		13,148		—	13,148
Class R-2E	1,338		449		1,787		1,399		—	1,399
Class R-3	23,929		7,903		31,832		27,283		—	27,283
Class R-4	18,351		5,508		23,859		23,544		—	23,544
Class R-5E	1,879		432		2,311		892		—	892
Class R-5	11,429		3,099		14,528		10,065		—	10,065
Class R-6	476,153		118,008		594,161		412,411		—	412,411
Total	$3,554,692		$1,013,142		$4,567,834		$3,657,716		$—	$3,657,716

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to

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2.50% on such income in excess of $100,000,000. For the year ended October 31, 2020, the investment advisory services fee was $230,460,000, which was equivalent to an annualized rate of 0.231% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$154,402	$50,943		$18,319		Not applicable
Class C	28,027	2,430		850		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	8,922	4,710		1,078		Not applicable
Class F-2	Not applicable	11,548		3,218		Not applicable
Class F-3	Not applicable	192		1,297		Not applicable
Class 529-A	5,240	1,681		667		$1,387
Class 529-C	2,671	224		83		173
Class 529-E	371	25		23		47
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	85		34		70
Class 529-F-2†	Not applicable	—		—		—
Class 529-F-3†	Not applicable	—		—		—
Class R-1	722	80		22		Not applicable
Class R-2	3,144	1,499		126		Not applicable
Class R-2E	264	95		13		Not applicable
Class R-3	3,758	1,178		226		Not applicable
Class R-4	1,309	535		157		Not applicable
Class R-5E	Not applicable	77		15		Not applicable
Class R-5	Not applicable	140		90		Not applicable
Class R-6	Not applicable	55		3,726		Not applicable
Total class-specific expenses	$208,830	$75,497		$29,944		$1,677

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $778,000 in the fund’s statement of operations reflects $615,000 in current fees (either paid in cash or deferred) and a net increase of $163,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,624,166,000 and $1,728,068,000, respectively, which generated $112,548,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2020.

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8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$3,884,403	65,954		$2,710,213		46,424		$(9,371,229)	(161,587)	$(2,776,613)	(49,209)
Class C	202,367	3,408		108,413		1,840		(1,363,085)	(23,261)	(1,052,305)	(18,013)
Class T	—	—		—		—		—	—	—	—
Class F-1	304,211	5,114		156,777		2,685		(1,095,773)	(18,877)	(634,785)	(11,078)
Class F-2	2,601,578	44,272		490,010		8,419		(3,087,174)	(53,444)	4,414	(753)
Class F-3	1,012,632	17,025		205,883		3,541		(1,093,158)	(18,972)	125,357	1,594
Class 529-A	365,130	6,207		98,898		1,694		(403,376)	(6,801)	60,652	1,100
Class 529-C	29,091	487		11,178		190		(263,361)	(4,487)	(223,092)	(3,810)
Class 529-E	6,578	111		3,235		55		(17,319)	(293)	(7,506)	(127)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	22,690	382		5,274		91		(132,843)	(2,333)	(104,879)	(1,860)
Class 529-F-2[3]	110,377	1,953		—		—		—	—	110,377	1,953
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	6,695	113		2,763		47		(24,591)	(417)	(15,133)	(257)
Class R-2	71,775	1,210		15,838		269		(129,742)	(2,203)	(42,129)	(724)
Class R-2E	7,786	133		1,787		31		(15,532)	(265)	(5,959)	(101)
Class R-3	112,919	1,910		31,777		542		(237,259)	(4,009)	(92,563)	(1,557)
Class R-4	81,515	1,369		23,803		408		(164,378)	(2,785)	(59,060)	(1,008)
Class R-5E	25,861	435		2,310		40		(12,130)	(205)	16,041	270
Class R-5	39,391	669		14,513		249		(78,785)	(1,330)	(24,881)	(412)
Class R-6	2,443,282	41,806		593,762		10,212		(1,304,981)	(22,523)	1,732,063	29,495
Total net increase (decrease)	$11,328,291	192,558		$4,476,435		76,737		$(18,794,716)	(323,792)	$(2,989,990)	(54,497)

Year ended October 31, 2019

Class A	$3,552,496	59,553		$2,229,973		37,913		$(8,188,440)	(137,533)	$(2,405,971)	(40,067)
Class C	277,740	4,651		99,753		1,697		(1,108,716)	(18,526)	(731,223)	(12,178)
Class T	—	—		—		—		—	—	—	—
Class F-1	459,730	7,687		136,341		2,318		(845,572)	(14,153)	(249,501)	(4,148)
Class F-2	2,791,495	46,685		369,164		6,274		(2,561,483)	(43,118)	599,176	9,841
Class F-3	1,281,185	21,444		149,872		2,541		(1,027,389)	(17,154)	403,668	6,831
Class 529-A	223,594	3,741		79,555		1,352		(387,298)	(6,482)	(84,149)	(1,389)
Class 529-C	41,640	698		10,940		186		(129,261)	(2,160)	(76,681)	(1,276)
Class 529-E	7,418	124		2,712		46		(17,645)	(296)	(7,515)	(126)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	23,330	390		4,106		70		(23,754)	(397)	3,682	63
Class R-1	8,515	142		2,552		44		(34,297)	(572)	(23,230)	(386)
Class R-2	75,314	1,261		13,134		224		(145,970)	(2,447)	(57,522)	(962)
Class R-2E	14,815	249		1,399		24		(9,476)	(159)	6,738	114
Class R-3	126,084	2,110		27,240		464		(232,537)	(3,893)	(79,213)	(1,319)
Class R-4	114,138	1,907		23,506		401		(332,378)	(5,528)	(194,734)	(3,220)
Class R-5E	31,166	520		891		15		(10,825)	(186)	21,232	349
Class R-5	154,463	2,535		10,049		170		(67,579)	(1,126)	96,933	1,579
Class R-6	1,865,535	31,191		412,400		6,994		(481,525)	(8,036)	1,796,410	30,149
Total net increase (decrease)	$11,048,658	184,888		$3,573,587		60,733		$(15,604,145)	(261,766)	$(981,900)	(16,145)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $108,886,237,000 and $101,967,242,000, respectively, during the year ended October 31, 2020.

52	Capital Income Builder

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
10/31/2020	$61.99	$1.96	$(4.74)	$(2.78)	$(2.09)	$(.60)	$(2.69)	$56.52	(4.55)%	$56,666		.61%		3.31%
10/31/2019	58.01	1.94	4.18	6.12	(2.14)	—	(2.14)	61.99	10.79	65,201		.60		3.23
10/31/2018	62.81	1.95	(3.81)	(1.86)	(2.15)	(.79)	(2.94)	58.01	(3.16)	63,346		.58		3.18
10/31/2017	57.48	2.07	5.29	7.36	(2.03)	—	(2.03)	62.81	13.00	71,498		.59		3.43
10/31/2016	57.96	1.91	(.37)	1.54	(2.02)	—	(2.02)	57.48	2.74	69,127		.60		3.34
Class C:
10/31/2020	62.07	1.52	(4.73)	(3.21)	(1.63)	(.60)	(2.23)	56.63	(5.26)	2,083		1.35		2.55
10/31/2019	58.07	1.48	4.19	5.67	(1.67)	—	(1.67)	62.07	9.95	3,401		1.36		2.47
10/31/2018	62.86	1.47	(3.83)	(2.36)	(1.64)	(.79)	(2.43)	58.07	(3.94)	3,889		1.37		2.39
10/31/2017	57.51	1.59	5.30	6.89	(1.54)	—	(1.54)	62.86	12.12	5,065		1.39		2.64
10/31/2016	57.98	1.46	(.37)	1.09	(1.56)	—	(1.56)	57.51	1.92	5,822		1.40		2.54
Class T:
10/31/2020	62.00	2.11	(4.75)	(2.64)	(2.24)	(.60)	(2.84)	56.52	(4.31)[4]	—	[5]	.35	[4]	3.57	[4]
10/31/2019	58.02	2.08	4.18	6.26	(2.28)	—	(2.28)	62.00	11.06 [4]	—	[5]	.36	[4]	3.48	[4]
10/31/2018	62.83	2.09	(3.83)	(1.74)	(2.28)	(.79)	(3.07)	58.02	(2.96)[4]	—	[5]	.36	[4]	3.40	[4]
10/31/2017[6,7]	59.80	1.26	2.83	4.09	(1.06)	—	(1.06)	62.83	6.87 [4,8]	—	[5]	.38	[4,9]	3.59	[4,9]
Class F-1:
10/31/2020	61.98	1.93	(4.74)	(2.81)	(2.06)	(.60)	(2.66)	56.51	(4.61)	3,033		.65		3.26
10/31/2019	58.00	1.90	4.18	6.08	(2.10)	—	(2.10)	61.98	10.72	4,013		.66		3.17
10/31/2018	62.81	1.91	(3.83)	(1.92)	(2.10)	(.79)	(2.89)	58.00	(3.26)	3,996		.66		3.11
10/31/2017	57.48	2.02	5.30	7.32	(1.99)	—	(1.99)	62.81	12.92	4,716		.67		3.35
10/31/2016	57.96	1.87	(.37)	1.50	(1.98)	—	(1.98)	57.48	2.66	4,338		.67		3.26
Class F-2:
10/31/2020	61.95	2.09	(4.75)	(2.66)	(2.22)	(.60)	(2.82)	56.47	(4.35)	10,126		.38		3.54
10/31/2019	57.97	2.05	4.19	6.24	(2.26)	—	(2.26)	61.95	11.03	11,155		.39		3.43
10/31/2018	62.78	2.06	(3.82)	(1.76)	(2.26)	(.79)	(3.05)	57.97	(3.00)	9,869		.39		3.37
10/31/2017	57.45	2.18	5.29	7.47	(2.14)	—	(2.14)	62.78	13.22	8,922		.41		3.61
10/31/2016	57.94	2.01	(.36)	1.65	(2.14)	—	(2.14)	57.45	2.93	7,506		.40		3.50
Class F-3:
10/31/2020	61.98	2.15	(4.74)	(2.59)	(2.29)	(.60)	(2.89)	56.50	(4.24)	4,102		.28		3.64
10/31/2019	58.01	2.12	4.17	6.29	(2.32)	—	(2.32)	61.98	11.12	4,401		.29		3.54
10/31/2018	62.81	2.13	(3.82)	(1.69)	(2.32)	(.79)	(3.11)	58.01	(2.88)	3,723		.29		3.47
10/31/2017[6,10]	58.52	1.66	4.27	5.93	(1.64)	—	(1.64)	62.81	10.23 [8]	3,085		.30	[9]	3.53	[9]
Class 529-A:
10/31/2020	61.96	1.93	(4.73)	(2.80)	(2.07)	(.60)	(2.67)	56.49	(4.59)	2,164		.65		3.27
10/31/2019	57.99	1.90	4.17	6.07	(2.10)	—	(2.10)	61.96	10.71	2,306		.66		3.17
10/31/2018	62.79	1.91	(3.82)	(1.91)	(2.10)	(.79)	(2.89)	57.99	(3.24)	2,238		.66		3.11
10/31/2017	57.47	2.02	5.29	7.31	(1.99)	—	(1.99)	62.79	12.91	2,304		.67		3.36
10/31/2016	57.94	1.86	(.36)	1.50	(1.97)	—	(1.97)	57.47	2.66	2,143		.69		3.25

See end of table for footnotes.

Capital Income Builder	53

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
10/31/2020	$62.02	$1.50	$(4.73)	$(3.23)	$(1.58)	$(.60)	$(2.18)	$56.61	(5.29)%	$127		1.38%		2.52%
10/31/2019	58.03	1.46	4.17	5.63	(1.64)	—	(1.64)	62.02	9.89	375		1.40		2.44
10/31/2018	62.77	1.43	(3.81)	(2.38)	(1.57)	(.79)	(2.36)	58.03	(3.97)	425		1.42		2.33
10/31/2017	57.44	1.56	5.29	6.85	(1.52)	—	(1.52)	62.77	12.06	687		1.44		2.59
10/31/2016	57.91	1.42	(.37)	1.05	(1.52)	—	(1.52)	57.44	1.86	665		1.46		2.48
Class 529-E:
10/31/2020	61.98	1.81	(4.75)	(2.94)	(1.93)	(.60)	(2.53)	56.51	(4.80)	68		.86		3.05
10/31/2019	58.00	1.77	4.18	5.95	(1.97)	—	(1.97)	61.98	10.47	82		.88		2.96
10/31/2018	62.79	1.77	(3.81)	(2.04)	(1.96)	(.79)	(2.75)	58.00	(3.45)	84		.88		2.88
10/31/2017	57.47	1.88	5.29	7.17	(1.85)	—	(1.85)	62.79	12.65	95		.90		3.13
10/31/2016	57.94	1.73	(.36)	1.37	(1.84)	—	(1.84)	57.47	2.42	89		.92		3.02
Class 529-T:
10/31/2020	62.00	2.08	(4.75)	(2.67)	(2.21)	(.60)	(2.81)	56.52	(4.37)[4]	—	[5]	.41	[4]	3.51	[4]
10/31/2019	58.02	2.04	4.19	6.23	(2.25)	—	(2.25)	62.00	10.99 [4]	—	[5]	.42	[4]	3.41	[4]
10/31/2018	62.82	2.04	(3.81)	(1.77)	(2.24)	(.79)	(3.03)	58.02	(3.01)[4]	—	[5]	.42	[4]	3.33	[4]
10/31/2017[6,7]	59.80	1.24	2.83	4.07	(1.05)	—	(1.05)	62.82	6.84 [4,8]	—	[5]	.42	[4,9]	3.55	[4,9]
Class 529-F-1:
10/31/2020	61.97	2.08	(4.74)	(2.66)	(2.21)	(.60)	(2.81)	56.50	(4.36)[4]	—	[5]	.41	[4]	3.51	[4]
10/31/2019	58.00	2.04	4.17	6.21	(2.24)	—	(2.24)	61.97	10.98	115		.42		3.41
10/31/2018	62.81	2.04	(3.82)	(1.78)	(2.24)	(.79)	(3.03)	58.00	(3.03)	104		.42		3.33
10/31/2017	57.48	2.16	5.29	7.45	(2.12)	—	(2.12)	62.81	13.17	93		.44		3.58
10/31/2016	57.96	1.99	(.37)	1.62	(2.10)	—	(2.10)	57.48	2.87	75		.46		3.47
Class 529-F-2:
10/31/2020[6,11]	56.52	—	—	—	—	—	—	56.52	—	110		—		—
Class 529-F-3:
10/31/2020[6,11]	56.52	—	—	—	—	—	—	56.52	—	—	[5]	—		—
Class R-1:
10/31/2020	62.00	1.50	(4.72)	(3.22)	(1.62)	(.60)	(2.22)	56.56	(5.29)	62		1.38		2.53
10/31/2019	58.00	1.47	4.18	5.65	(1.65)	—	(1.65)	62.00	9.89	84		1.39		2.46
10/31/2018	62.80	1.45	(3.82)	(2.37)	(1.64)	(.79)	(2.43)	58.00	(3.94)	101		1.39		2.36
10/31/2017	57.46	1.58	5.30	6.88	(1.54)	—	(1.54)	62.80	12.10	123		1.39		2.63
10/31/2016	57.94	1.46	(.38)	1.08	(1.56)	—	(1.56)	57.46	1.91	134		1.40		2.54

See end of table for footnotes.

54	Capital Income Builder

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-2:
10/31/2020	$61.98	$1.50	$(4.73)	$(3.23)	$(1.62)	$(.60)	$(2.22)	$56.53	(5.30)%	$379		1.38%		2.53%
10/31/2019	58.00	1.47	4.17	5.64	(1.66)	—	(1.66)	61.98	9.91	460		1.38		2.45
10/31/2018	62.79	1.46	(3.82)	(2.36)	(1.64)	(.79)	(2.43)	58.00	(3.93)	487		1.39		2.37
10/31/2017	57.46	1.59	5.28	6.87	(1.54)	—	(1.54)	62.79	12.10	586		1.39		2.64
10/31/2016	57.94	1.45	(.37)	1.08	(1.56)	—	(1.56)	57.46	1.92	628		1.40		2.54
Class R-2E:
10/31/2020	61.72	1.67	(4.72)	(3.05)	(1.80)	(.60)	(2.40)	56.27	(5.03)	40		1.09		2.83
10/31/2019	57.77	1.63	4.17	5.80	(1.85)	—	(1.85)	61.72	10.25	50		1.09		2.74
10/31/2018	62.58	1.63	(3.80)	(2.17)	(1.85)	(.79)	(2.64)	57.77	(3.66)	40		1.09		2.67
10/31/2017	57.30	1.72	5.32	7.04	(1.76)	—	(1.76)	62.58	12.44	33		1.08		2.86
10/31/2016	57.88	1.60	(.33)	1.27	(1.85)	—	(1.85)	57.30	2.27	12		1.11		2.80
Class R-3:
10/31/2020	61.98	1.77	(4.74)	(2.97)	(1.89)	(.60)	(2.49)	56.52	(4.87)	673		.93		2.98
10/31/2019	58.00	1.74	4.17	5.91	(1.93)	—	(1.93)	61.98	10.40	835		.94		2.90
10/31/2018	62.80	1.73	(3.82)	(2.09)	(1.92)	(.79)	(2.71)	58.00	(3.52)	858		.94		2.82
10/31/2017	57.47	1.86	5.29	7.15	(1.82)	—	(1.82)	62.80	12.61	1,026		.94		3.08
10/31/2016	57.95	1.70	(.37)	1.33	(1.81)	—	(1.81)	57.47	2.37	993		.96		2.97
Class R-4:
10/31/2020	61.97	1.95	(4.74)	(2.79)	(2.08)	(.60)	(2.68)	56.50	(4.58)	475		.62		3.29
10/31/2019	57.99	1.92	4.17	6.09	(2.11)	—	(2.11)	61.97	10.73	583		.64		3.21
10/31/2018	62.79	1.91	(3.81)	(1.90)	(2.11)	(.79)	(2.90)	57.99	(3.22)	732		.64		3.12
10/31/2017	57.46	2.04	5.29	7.33	(2.00)	—	(2.00)	62.79	12.94	838		.64		3.38
10/31/2016	57.95	1.86	(.35)	1.51	(2.00)	—	(2.00)	57.46	2.68	751		.65		3.24
Class R-5E:
10/31/2020	61.91	2.07	(4.75)	(2.68)	(2.20)	(.60)	(2.80)	56.43	(4.40)	55		.42		3.51
10/31/2019	57.94	1.98	4.23	6.21	(2.24)	—	(2.24)	61.91	10.97	43		.43		3.31
10/31/2018	62.75	2.03	(3.81)	(1.78)	(2.24)	(.79)	(3.03)	57.94	(3.04)	20		.44		3.32
10/31/2017	57.45	2.18	5.27	7.45	(2.15)	—	(2.15)	62.75	13.18	11		.43		3.60
10/31/2016[6,12]	57.40	1.84	.30	2.14	(2.09)	—	(2.09)	57.45	3.82 [8]	—	[5]	.52	[9]	3.40	[9]
Class R-5:
10/31/2020	62.01	2.13	(4.75)	(2.62)	(2.26)	(.60)	(2.86)	56.53	(4.28)	274		.32		3.59
10/31/2019	58.04	2.08	4.19	6.27	(2.30)	—	(2.30)	62.01	11.07	326		.33		3.47
10/31/2018	62.84	2.10	(3.82)	(1.72)	(2.29)	(.79)	(3.08)	58.04	(2.93)	214		.34		3.42
10/31/2017	57.50	2.22	5.30	7.52	(2.18)	—	(2.18)	62.84	13.29	242		.34		3.69
10/31/2016	57.98	2.11	(.44)	1.67	(2.15)	—	(2.15)	57.50	2.98	208		.37		3.68
Class R-6:
10/31/2020	61.99	2.16	(4.75)	(2.59)	(2.29)	(.60)	(2.89)	56.51	(4.24)	12,651		.27		3.65
10/31/2019	58.01	2.12	4.19	6.31	(2.33)	—	(2.33)	61.99	11.12	12,050		.28		3.54
10/31/2018	62.82	2.13	(3.82)	(1.69)	(2.33)	(.79)	(3.12)	58.01	(2.88)	9,528		.29		3.48
10/31/2017	57.49	2.24	5.30	7.54	(2.21)	—	(2.21)	62.82	13.33	8,249		.30		3.72
10/31/2016	57.97	2.08	(.37)	1.71	(2.19)	—	(2.19)	57.49	3.05	6,806		.30		3.62

	Year ended October 31,
Portfolio turnover rate for all share classes[13,14]	2020	2019	2018	2017	2016
Excluding mortgage dollar roll transactions	55%	32%	37%	51%	38%
Including mortgage dollar roll transactions	118%	45%	73%	73%	47%

Capital Income Builder	55

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class 529-F-2 and Class 529-F-3 shares began investment operations on October 30, 2020.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

56	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Income Builder (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 9, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Income Builder	57

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2020, through October 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58	Capital Income Builder

Expense example (continued)

	Beginning account value 5/1/2020	Ending account value 10/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,027.93	$3.12	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class C – actual return	1,000.00	1,024.10	6.89	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	1,029.23	1.84	.36
Class T – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class F-1 – actual return	1,000.00	1,027.58	3.37	.66
Class F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 – actual return	1,000.00	1,028.94	1.94	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,029.54	1.43	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,027.85	3.32	.65
Class 529-A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-C – actual return	1,000.00	1,023.91	7.09	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	1,026.74	4.39	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,028.78	2.10	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,029.03	2.10	.41
Class 529-F-1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 – actual return	1,000.00	1,023.96	7.04	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	1,023.81	7.04	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E – actual return	1,000.00	1,025.35	5.56	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,026.23	4.75	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,027.79	3.22	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,028.83	2.20	.43
Class R-5E – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-5 – actual return	1,000.00	1,029.24	1.69	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,029.73	1.43	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2020:

Qualified dividend income	$2,926,471,000
Section 199A dividends	$136,163,000
Corporate dividends received deduction	$1,458,610,000
U.S. government income that may be exempt from state taxation	$406,334,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Capital Income Builder	59

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 29, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the Board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

60	Capital Income Builder

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital Income Builder	61

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	88	MasterCard Incorporated; Trimble Inc.
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Co-President	2017	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 63 for footnotes.

62	Capital Income Builder

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 Co-President	2006	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]; Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven T. Watson, 1955 Co-President	1998-2006 2017	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2014	Partner — Capital International Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Fergus N. MacDonald, 1969 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
David M. Riley, 1967 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Bradley J. Vogt, 1965 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Philip Winston, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital International Limited[7]; Senior Vice President, Capital International Limited[7]
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Caroline Randall, 1974 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital Income Builder	63

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

64	Capital Income Builder

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CIB

Registrant:
a) Audit Fees:
Audit	2019	155,000
	2020	154,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	9,000
	2020	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None

	2020	15,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	6,000
	2020	8,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $15,000 for fiscal year 2019 and $33,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2020